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EXHIBIT 10.80

                             GROUND LEASE AGREEMENT

                                     BETWEEN

                                       THE

                   METROPOLITAN WASHINGTON AIRPORTS AUTHORITY

                                       AND

                             ATLANTIC COAST AIRLINES

                                       TO

                     DESIGN, CONSTRUCT, OPERATE AND MAINTAIN

                        AN AIRCRAFT MAINTENANCE FACILITY

                                       AT

                     WASHINGTON DULLES INTERNATIONAL AIRPORT



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                                      INDEX

                             ATLANTIC COAST AIRLINES
                          AIRCRAFT MAINTENANCE FACILITY


ARTICLE  SUBJECT                                                                        PAGE

I                 Airport Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
2

II                Rights and Obligations of the Lessee . . . . . . . . . . . . . . . . . . . . . . .          2

III               Term of Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
10

IV                Rental Fees and Other Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .        12

V                 Establishment of Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
25

VI                Schedule for Submitting Plans and Specifications . . . . . . . . . . . . .              29

VII               Title to the Facility, Fixed Improvements,
                    and Operating Facilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
31

VIII              Certified Cost of Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
33

IX                Maintenance of the Aircraft Maintenance Premises. . . . . . . . . . . . .               35

X                 Leasehold Mortgages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
39

XI                Assignment and Subletting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
64

XII               Termination by the Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
68

XIII              Termination by the Lessee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
71

XIV               Destruction and Improvements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      72

XV                Insurance and Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    75

XVI               Performance Guarantee and Bonds  . . . . . . . . . . . . . . . . . . . . . . . .           79

XVII              Late Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
81



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                                                                                                           Page 2

ARTICLE  SUBJECT                                                                        PAGE

XVIII             Airport Rules and Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82

XIX               Copartnership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
82

XX                Participation in Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
82

XXI               Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .             83

XXII              Signs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . .           83

XXIII             Quiet Enjoyment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
83

XXIV              Right of Inspection of Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . .    84

XXV               Saving Provision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
84

XXVI              Waiver of Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
84

XXVII             Certification of the Lessee's Status . . . . . . . . . . . . . . . . . . . . . . .         85

XXVIII   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
85

XXIX              Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .86

XXX               Federal Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .93


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Lease No. MWAA-LD-97-04
Page 1 of 97 Pages
         This Ground Lease Agreement  (hereinafter  referred to as the "Lease"), entered  into by and  between the  Metropolitan  Washington  Airports  Authority
(hereinafter  referred to as the  "Authority")  and Atlantic Coast  Airlines,  a
California  corporation  qualified to transact  business in the  Commonwealth of
Virginia d.b.a United  Express  (hereinafter  referred to as the "Lessee").  The
Authority and the Lessee together are referred to as the "Parties."
                               W I T N E S S E T H
         WHEREAS, pursuant to the lease agreement,  dated March 2, 1987, between the United States of America,  acting  through the Secretary of  Transportation, and the  Authority,  the  Authority  controls  certain  real  property  known as
Washington  Dulles  International   Airport  (hereinafter  referred  to  as  the
"Airport")  and,  subject to the lease,  has full power and dominion  over,  and discretion in the operation and development of the Airport; and
         WHEREAS,  the Lessee  desires to  construct,  operate  and  maintain an aircraft  maintenance facility for the purpose of performing routine and special maintenance  on its fleet of aircraft and aircraft  operated by other  scheduled air carriers; and
         WHEREAS,  the Authority has an aircraft  maintenance site available for development  on the Airport;  and WHEREAS,  the Lessee has  submitted a proposal to design, construct, operate, and maintain such an aircraft maintenance facility, and the Authority has accepted the Lessee's proposal to do so on the terms and conditions expressed herein; and


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         WHEREAS,  the Lessee intends to utilize the proceeds of bonds issued by the Industrial Development Authority of Loudoun County, Virginia, to finance the development of the aircraft maintenance facility.
         NOW,  THEREFORE,   in  consideration  of  the  charges,   fees,  mutual
covenants, conditions, and agreements contained herein, the Parties hereto agree as follows:

                          ARTICLE I - AIRPORT PREMISES
         For the purpose of designing, constructing, financing, operating, maintaining, repairing, replacing, renovating, and restoring, an aircraft maintenance facility that includes an aircraft maintenance hangar with office, shops, and parts warehouse storage, a concrete aircraft parking apron, and automobile parking area, the Authority hereby demises and leases to the Lessee and the Lessee hereby accepts and leases from the Authority, subject to all of the terms and conditions expressed herein, the plot of land on the Airport containing 5.64 acres and the aircraft maintenance facility and related improvements to be constructed thereon (hereinafter referred to as the "Aircraft Maintenance Premises") as shown on Drawing No. 2231-001, attached hereto and made a part hereof as Exhibit A, together with rights of ingress, egress, and access from the North Service Road to the Aircraft Maintenance Premises.

                ARTICLE II - RIGHTS AND OBLIGATIONS OF THE LESSEE


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         A.       The   Authority   does  hereby   grant  unto  the  Lessee  the
                  nonexclusive   right  and  privilege  to  design,   construct,
                  finance,  operate,  maintain,  repair, replace,  renovate, and restore,  an aircraft  maintenance  facility on the Airport on behalf of the Authority, but not as the agent, representative, or  partner  of  the  Authority.  The  Authority  may,  at its discretion,  either  construct and operate  itself,  or permit others to construct and operate,  other  aircraft  maintenance facilities on the Airport.
         B.       The Authority does hereby grant unto Lessee the exclusive lease of the Aircraft Maintenance
                  Premises and the nonexclusive right to provide routine and special maintenance from the
                  Aircraft Maintenance Premises for the servicing of aircraft operated by the Lessee, aircraft of other companies providing commercial air transportation of persons, property, and/or mail pursuant to published schedules to and from the Airport and holding the necessary authority from the appropriate Federal or state agencies to provide such air transportation services
                  (hereinafter referred to as "Scheduled Air Carriers") or Scheduled Air Carriers who have executed an Airport Use Agreement and Premises Lease with the Authority (hereinafter referred to as "Airlines").  The Lessee shall not have the right to perform maintenance services on
                                                       ---
                  private or corporate aircraft not used in the common carriage of passengers, cargo, or freight, or aircraft used as a non-scheduled charter operation or air taxi (hereinafter referred to as "General Aviation aircraft").


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         C.       The routine and special maintenance service (hereinafter referred to as "Aircraft Maintenance
                  Services") to be performed from the Aircraft Maintenance Premises shall include, but not be limited to, the maintenance, servicing, testing, and modification of aircraft, including without limitation the finishing, refitting, repairing, inspecting, installing, painting, stripping, cleaning, rewiring, reprogramming, and replacing of components (including without limitation, avionics, power plants, interiors, mechanical systems, navigation systems, and communication systems); retrofitting, upgrading, refurbishing, reconfiguring, re-engining and conversion of aircraft; the maintenance of such hanger, office and shop space and related facilities necessary for, or related to, such activities; maintenance and repair of ground support equipment including without limitation vehicles, tugs, baggage carts, special-purpose vehicles and other airfield equipment; and undertaking of ground activity necessary for the support of such activities.  Aircraft Maintenance Services shall also include the obtaining, installing, storing, and operating of all necessary material, machinery, and equipment to maintain, repair, store, and park vehicles and equipment used and necessary to support the services permitted herein.  No other use may be made of the Aircraft Maintenance Premises without the advanced written approval of the Authority.
         D.       The Authority  shall have the continuing  right to approve the kind and scope of any  additional  activities  proposed  to be conducted  on or from the  Aircraft  Maintenance  Premises  in addition to those specifically referred to herein.

         E.       No other commercial business or concession shall be operated on or from the Aircraft
                  Maintenance Premises unless authorized in advance by this Lease, or approved in writing by the
                  Authority.  The Lessee shall not use, or suffer or permit any person or party to use, the
                  Aircraft Maintenance Premises for any purpose not authorized under this Lease or by separate written approval of the Authority.  All restrictions or requirements imposed by this Lease on the Lessee shall be deemed to extend to the Lessee's agents, customers, tenants, employees, contractors, subcontractors, and guarantors.  It shall be the Lessee's obligation to cause these persons and parties to comply with the restrictions or requirements of this Lease.
         F.       The Lessee shall  provide,  at its own cost and  expense,  the necessary  skilled  management  and  labor  to  ensure,  on  a continuing basis  throughout the term of this Lease,  that the
                  Aircraft  Maintenance  Premises  is  operated  and  maintained efficiently,  and in a manner  reasonably  satisfactory to the
                  Authority.

         G.       The Lessee shall, at its own cost and expense, comply with all mandatory Federal, state, or local laws, ordinances, rules or regulations including directives and regulations of the
                  Authority, now or hereafter in force, governing the establishment, maintenance, and operation of the Aircraft Maintenance Premises.  All such ordinances, rules, or regulations shall be applied in a nondiscriminatory manner, provided, provisions of future Authority directives and rules and regulations, as applied to Lessee, shall not adversely affect Lessee's use of the
                  Aircraft Maintenance Premises as provided for by this Lease.  The Lessee shall obtain and pay for all licenses and permits necessary for the establishment, maintenance, and operation of the Aircraft Maintenance Premises by the Lessee, and shall pay all fees and charges applicable to the Lessee and assessed under state, local, or Federal statutes or ordinances.


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         H.       For the purposes described in Article II hereof, and elsewhere herein, the Authority grants to the Lessee, and the employees, customers, contractors, suppliers, service personnel, licensees, guests, patrons, tenants, and invitees of the Lessee, without charge therefor, the right of ingress to and egress from the Aircraft Maintenance Premises over the Airport roadway system; PROVIDED, that such rights of ingress and egress shall at all times be exercised in compliance with any and all regulations promulgated by lawful authority for the care, operation, maintenance, and protection of the Airport and applicable to all users of the
                  Airport; AND PROVIDED FURTHER, that such rights of ingress and egress shall not be construed to prohibit the Authority from establishing and assessing a reasonable fee or charge for the privilege of entry upon the Airport when such a fee or charge is levied upon all users of the
                  Airport, nor to prohibit the Authority from assessing a fee or charge on persons conducting a commercial business on the Airport; AND PROVIDED FURTHER, that in no event shall the Authority prevent or impede access to the Aircraft Maintenance Premises.
         I.       The Lessee,  and the customers,  tenants,  and invitees of the
                  Lessee may make use of the runways and taxiways of the Airport to gain  access to the  Aircraft  Maintenance  Premises  as is permitted by the Authority's rules and regulations and subject to the fees and charges  assessed  aircraft for the use of the
                  Airport.

         J.       The Lessee shall abide by all airfield and other security related requirements established by the Authority, which apply to the Lessee and employees, service personnel, guests, visitors, contractors, patrons, and invitees of the Lessee.  The Authority is required by Federal
                  Aviation Regulations (FAR), Part 107, to, "adopt and put into use facilities and procedures designed to prevent and deter persons and vehicles from unauthorized access to the "Air
                  Operations Area."  The Lessee understands that the Authority has met said requirements by developing a security plan for the Airport, and the operations of the Lessee shall not conflict with the security standards set forth in said plan.  The Lessee shall prepare and submit for the Authority's approval, which approval shall not be unreasonably withheld, its own plans to provide facilities and procedures designed to prevent and deter persons and vehicles from unauthorized access to the Air Operations Area from and through any premises controlled or used by the Lessee in accordance with the provisions of FAR, Part 107, and the security plan for the Airport.  To meet the requirements of Part 107, the Lessee's security procedures and facilities on the Aircraft Maintenance Premises shall insure positive control which shall prevent the entrance of unauthorized persons and vehicles onto the Air Operations
                  Area of the Airport and shall include but not be limited to:
                  1.       Fencing and locked gates,
                  2.       Visible   identification    materials   for   persons
                           authorized to enter the Air Operations Areas,
                  3.       An  electronic  entry  control  system where gates or
                           doorways  cannot  reasonably  be controlled by locks,
                           and
                  4.  Other  facilities  and  procedures  as may  be  reasonably required by the Authority.

         K.       Prohibited Uses.  Lessee shall not use the Aircraft Maintenance Premises nor permit the same
                  ---------------
                  to be used by its customers, tenants, invitees, contractors, service personnel or employees to provide services, facilities, commodities, or supplies made available through concessionaires or other contractors under contract with the Authority to provide such services, facilities, commodities, or supplies on the Airport ("Prohibited Uses"); provided, however, that Aircraft
                                                                               --------  -------
                  Maintenance Services, as defined in Article II.C. above, shall not be prohibited hereunder.
                  Prohibited Uses include, but are not limited to:  the providing of services, facilities, commodities, or supplies now or hereafter made available through other concessionaires and contractors on the Airport (other than Aircraft Maintenance Services), and the operation of automobile or vehicle rental businesses, airline inflight kitchens, air cargo facilities, or commercial vehicle parking for the general public.  Lessee shall not use the Aircraft
                  Maintenance Premises for the storage, transportation, disposal, discharge, or handling of any hazardous substances, except for the storage, transportation, disposal, discharge, or handling of such substances reasonably necessary for the conduct of Aircraft Maintenance Services.
                  Under no circumstances shall any use be made of, or conduct occur on, the Aircraft Maintenance
                  Premises, which use would cause the Aircraft Maintenance Premises or any part thereof to be deemed a hazardous waste treatment, storage, or disposal facility requiring a permit, interim status, or any other special authorization under any Environmental Laws.  Lessee agrees that storage of aircraft fuel upon or within the Aircraft Maintenance Premises (except for fuel brought on the same in fuel tanks of aircraft) is prohibited and that purchases of aircraft fuel for delivery at the Airport shall be made only from service contractors authorized by the
                  Authority to deliver or sell such fuel.  All subleases involving any portion of the Aircraft
                  Maintenance Premises shall incorporate in substance the terms of this Lease.

                           ARTICLE III - TERM OF LEASE
         A.       The term of this Lease shall commence upon the date of execution by the Authority and shall expire at the end of the Operating Period of the Lease.  The Operating Period of the Lease
                  shall extend for a period not to exceed twenty-six (26) years ten (10) months and twenty-one
                  (21) days from the date on which the Authority issues its occupancy permit or equivalent stating that the Aircraft Maintenance Premises is ready for occupancy and use by the Lessee.
                  The Parties hereto shall establish this date in writing, and that date, when established, shall begin the Operating Period.  There shall be no occupancy or use of the Aircraft
                  Maintenance Premises by Lessee for the conduct of Aircraft Maintenance Services prior to the beginning of the Operating Period.

                  In no event  shall  the  Operating  Period  exceed  80% of the confirmed or adjusted  expected  useful  economic  life of the
                  Aircraft Maintenance  Premises. In this regard, the Lessee has provided the Authority with a written appraisal, acceptable to the Authority,  establishing the expected useful economic life of the  Aircraft  Maintenance  Premises  at  thirty-three  and six-tenths (33.6) years. Eighty percent (80%) of the 33.6 year expected  useful  economic  life of the  Aircraft  Maintenance
                  Premises is the term of the  Operating  Period  stated in this paragraph A.
         B.       In the event that Lessee does not comply with the schedule set forth in Article VI.C. hereof, but subject to the conditions and extensions of time provided for herein, the Authority shall have the option to terminate this Lease and all of Lessee's rights hereunder after such date by giving sixty (60) days prior written notice of the termination to Lessee and by designating any improvements on the Aircraft Maintenance Premises to be removed by Lessee.  Lessee shall then, at its own expense, demolish and remove all Authority-designated improvements, including the aircraft maintenance hangar building and any related improvements on the Aircraft
                  Maintenance Premises.  Upon such termination becoming effective, the Authority shall be hereby relieved of its obligations hereunder and shall be free to lease the land to other parties.
         C.       Upon the  termination or expiration of this Lease,  the Lessee
                  shall  deliver  the  Aircraft   Maintenance  Premises  to  the
                  Authority  in  good   condition,   reasonable  wear  and  tear
                  excepted. Lessee shall pay to the Authority the costs, if any, incurred by the  Authority to bring the  Aircraft  Maintenance
                  Premises up to such condition.

D.       Lessee  understands  that  there  is  no  renewal  or  purchase  option
         contained   herein  or  otherwise  agreed  to  and  that  there  is  no expectation of any such renewal or purchase option.

                   ARTICLE IV - RENTAL FEES AND OTHER CHARGES
         In consideration of the rights and privileges granted herein, the Lessee agrees to pay to the Authority an annual ground rental; a service cost fee; utility payments; and, if applicable, a percentage and sublease rental fee from the gross receipts realized by the Lessee by virtue of providing Aircraft Maintenance Services and/or the sublease of space on the Aircraft Maintenance Premises to its customers as permitted by this Lease. Except for the percentage and sublease rental fee that is paid quarterly, all other payments shall be made monthly, commencing at the beginning of the Operating Period and continuing monthly until the expiration of the term of this Lease, as follows:
         A. Annual Ground Rental - An annual ground rental shall be prorated monthly and paid monthly in advance beginning on the first day of each calendar month of the Operating Period and continuing until the expiration of this Lease. If the Operating Period begins or this Lease terminates on a day other than the first day of the month, rental shall be prorated on a daily basis for that portion of the first and last month.

                  1.       The annual  ground  rental shall be calculated as the
                           appraised  market value of the land leased under this
                           Lease  times  a  seven  percent  (7%)  capitalization
                           ratio;  PROVIDED,  HOWEVER,  that  no  annual  ground
                           rental shall be charged for the land  comprising  the
                           aircraft  parking  apron on the Aircraft  Maintenance
                           Premises.
                  2.       For the initial five (5) years of the Operating Period, the Lessee shall pay an annual ground rental of Sixty-Six Thousand Nine Hundred and Twelve Dollars
                           ($66,912.00) payable in monthly payments of Five Thousand Five Hundred and
                           Seventy-Six Dollars ($5,576.00)  This is calculated as (1) the initial appraised market value of the land leased under this Lease at $4.85 per square foot, multiplied by (2) the portion of the Aircraft Maintenance Premises to which the annual ground rental applies (197,090 sq. ft.), multiplied by (3) the capitalization ratio of seven percent (7%).

                  3.       For the second and each of the subsequent five (5) year terms of the Operating
                           Period, the annual ground rental shall be adjusted to reflect any change in the appraised market value of land leased under this Lease.  In this regard, land shall be reappraised during the fifth, tenth, fifteenth, twentieth and twenty-fifth year of the Operating Period to facilitate the rental adjustment.  Once the new appraised market value of the land has been determined, the new annual ground rental shall be calculated by multiplying 7% times the new appraised market value of the land leased under this Lease to which the ground rental applies (i.e. the Aircraft Maintenance
                           Premises less the land area comprising the aircraft apron on the Aircraft Maintenance
                           Premises).  The new annual rental shall become effective and due on the first day of the sixth year of the Operating Period and shall continue each and every month until it is again adjusted on the first day of the eleventh, sixteenth, twenty-first and twenty-sixth year of the Operating Period.  Notwithstanding the foregoing, however, in no event shall the adjusted annual ground rental for any of the subsequent five
                           (5) year terms of the Operating Period be increased by more than thirty percent (30%)
                           above the annual ground rental for the immediately preceding five (5) year term of the Operating Period.

                  4.       The adjustments of the annual rental shall be determined by the Authority on the basis of appraisals made by two (2) commercial real estate appraisers who are members of the Master Appraisers Institute.  The Authority shall select one such appraiser and the Lessee shall select the other, with the understanding that the fee due and payable to the appraisers shall be made by the Authority and the Lessee respectively to their selected appraiser.  The Aircraft Maintenance Premises shall be considered as unimproved land for purpose of these appraisals.  Unimproved land shall mean land with adjacent Airport infrastructure improvements, but without any leasehold improvements, structures, or paving.  The appraised value shall be set at the arithmetic average of the two (2) appraisals; PROVIDED, HOWEVER, that in the event that such appraisals differ by more than twenty percent (20%),  the appraisers selected by the Authority and Lessee shall select a third appraiser who shall thereupon complete his appraisal of the Aircraft Maintenance Premises considering such as unimproved land.  In the latter situation, the fair market value of the
                           Aircraft Maintenance Premises shall be computed by selecting the two (2) appraisals which are closest in value, be they the two (2) highest or two (2) lowest appraisals, discarding the third, and thereafter taking the arithmetic average of such appraised values as in the situation where only two (2) appraisals were made.  The fee of the third appraiser shall be borne equally by the Authority and the Lessee.
         B.       Service  Cost  Fee - An  annual  service  fee to  recover  the allocated  costs of  services  provided  to the  Lessee by the
                  Authority  for  each  year of the  Operating  Period.  1.  The service costs for the Airport shall consist of that portion of the Airport's
                           annual  maintenance  and operating  costs for police,
                           fire/crash rescue,  maintenance of roads and grounds,
                           and  maintenance of the access  highway  allocated to
                           the  commercially  leased land areas of the  Airport,
                           other than the passenger
                           terminals  and  airfield  buildings  and  areas.  See
                           Exhibit  B  for  the   service   cost  fees  for  the
                           commercially leased areas on the Airport for FY 1997.
                  2.       The service costs shall be established by the Authority annually to reflect the latest fiscal year costs experienced by the Authority in providing these services to the commercially leased areas of the Airport.  An Airport service cost per square foot shall be calculated annually by dividing the total service costs experienced by the Authority by the total commercially leased areas of the Airport subject to a service cost fee.  The annual service cost fee for the Lessee shall then be calculated as the product of the land area leased under this Lease and the service cost per square foot for the commercially leased areas of the Airport.

                  3.       The annual service cost fee shall be prorated on a monthly basis and paid monthly in advance beginning on the first day of each calendar month of the Operating Period and continuing on the first of each month until written notice is received from the
                           Authority establishing the new annual service fee.  The initial annual service fee shall be Sixty-Two Thousand Six Hundred and Fifty-One Dollars ($62,651.00) payable in monthly payments of Five Thousand Two Hundred and Twenty-One Dollars ($5,221)
                           beginning on the first day of the Operating Period.  If the Operating Period becomes effective or terminates on a day other than the first day of the month, service costs shall be prorated on a daily basis for that portion of the first and last month of the Operating Period.
         C.       Percentage and Sublease Rent
                  1.       Lessee shall pay to the Authority percentage rent on the gross receipts received from performing Aircraft Maintenance Services on aircraft of other Airlines and the aircraft of Scheduled Air Carriers serving the Airport from the Aircraft Maintenance
                           Premises, except that percentage rent shall not be due for any Aircraft Maintenance
                           Services performed on behalf of United Airlines or any other code sharing partner, any affiliate or subsidiary thereof or any successor thereto, nor for any affiliate, subsidiary or successor to Lessee.  The percentage rent shall consist of eight percent (8%) of the adjusted gross receipts derived by the Lessee from providing
                           Aircraft Maintenance Services.  Gross receipts shall be adjusted to first deduct the acquisition cost for equipment acquired by the Lessee on behalf of its customer and installed on the aircraft of its customer prior to applying the 8% fee (i.e., total gross receipts received from a customer minus the cost of any equipment acquired on behalf of the customer and included in gross receipts times 8% shall be the percentage rent due the Authority).

                  2. The Lessee shall pay to the Authority percentage rent on the gross receipts derived from performing Ground Support Equipment Maintenance Services related to the maintenance and repair of ground support equipment such as vehicles, tugs, baggage carts, special-purpose vehicles, and other airfield equipment of other Airlines. The percentage rent shall consist of eight percent (8%) of the gross receipts received for Ground Support Equipment Maintenance Services.

                  3.       Subject to the provisions of Article X herein, the Lessee shall pay sublease rent for approved subleases on the Aircraft Maintenance Premises to parties other than the
                           Lessee or its affiliates.  For the initial five (5) years of the Operating Period, the sublease rent shall be initially established at $2.25 per square foot per year times the amount of approved subleased space on the Aircraft Maintenance Premises times the actual time, on a daily basis, that such sublease is in effect (i.e., sublease right is only for 3 hours per day, etc.) or eight percent (8%) of the sublease rental paid to Lessee, whichever is the greater amount.  The sublease rent based on percentage shall remain at 8% for the term of this Lease.  The sublease rent based on a dollar rental per square foot shall be adjusted for each five (5) year term of the Operating Period in accordance with the Index now known as the United
                           States Bureau of Labor Statistics, Consumer Price Index, all Urban Consumers,"
                           1982-1984 = 100 Base, All Items, U.S. City Average (hereinafter referred to as the
                           "Index").  Such adjustment shall be calculated by multiplying the sublease rent in effect by the percentage increase in the Index from the Index most recently published prior to the commencement of the five (5) year term of the Operating Period to the
                           Index most recently published prior to the date on which the adjustment becomes effective.  Any resulting positive number shall be added to the applicable sublease rent per square foot to determine the adjusted sublease rent.  In no event shall the increase of the sublease rent be greater than thirty percent (30%) above the sublease rent for the preceding five year term of the Operating Period.

                           If such Index shall be discontinued with no successor or comparable successor Index, or if a substantial change is made in the term or number of items contained in this Index, or if the Index ceases to use 1982-1984 = 100 as the basis for calculation, the Parties shall attempt to agree upon a substitute formula, but if the Parties are unable to agree upon a substitute formula, then the matter shall be determined by arbitration in accordance with the rules of the American Arbitration Association then prevailing.

                           The percentage and sublease rent for each quarter shall be due and payable on or before the 15th calendar day following the close of each quarter for the previous quarter's activity. The Lessee shall submit a statement on or before the 15th calendar day following the close of each quarter, certified to be true by the signature of an authorized official of the Lessee, that details the Lessee's total gross receipts and the calculation of the percentage and sublease rent due the Authority. Certified statements shall be required each quarter, regardless of whether the Lessee has any gross receipts to report.

         D.       Utility Service Payments - The Authority shall furnish to the Lessee all utilities (including,
                  ------------------------
                                                                                                          without
                                                                                                          limitation,
                                                                                                          electricity,
                                                                                                          gas,
                                                                                                          water,
                                                                                                          and
                                                                                                          sanitary
                                                                                                          sewer)
                                                                                                          required
                                                                                                          for
                                                                                                          the
                                                                                                          use
                                                                                                          and
                                                                                                          operation
                                                                                                          of the
                                                                                                          Aircraft
                                                                                                          Maintenance
                                                                                                          Premises
                                                                                                          as
                                                                                                          contemplated
                                                                                                          by
                                                                                                          this
                                                                                                          Lease.
                                                                                                          In
                                                                                                          addition
                                                                                                          to the
                                                                                                          annual
                                                                                                          ground
                                                                                                          rental,
                                                                                                          service
                                                                                                          cost
                                                                                                          fee,
                                                                                                          and
                                                                                                          percentage
                                                                                                          and
                                                                                                          sublease
                                                                                                          rent
                                                                                                          stated
                                                                                                          above,
                                                                                                          the
                                                                                                          Lessee
                                                                                                          shall
                                                                                                          pay
                                                                                                          the
                                                                                                          Authority
                                                                                                          as
                                                                                                          additional
                                                                                                          rent
                                                                                                          an
                                                                                                          amount
                                                                                                          necessary
                                                                                                          to pay
                                                                                                          for
                                                                                                          all
                                                                                                          utilities
                                                                                                          (electricity,
                                                                                                          gas,
                                                                                                          water,
                                                                                                          and
                                                                                                          sanitary
                                                                                                          sewage)
                                                                                                          furnished
                                                                                                          by the
                                                                                                          Authority
                                                                                                          to the
                                                                                                          Aircraft
                                                                                                          Maintenance
                                                                                                          Premises.
                                                                                                          Charges
                                                                                                          for
                                                                                                          utilities
                                                                                                          consumed
                                                                                                          by the
                                                                                                          Lessee
                                                                                                          shall
                                                                                                          be
                                                                                                          reasonably
                                                                                                          established
                                                                                                          by the
                                                                                                          Authority
                                                                                                          and be
                                                                                                          consistent
                                                                                                          with
                                                                                                          like
                                                                                                          charges
                                                                                                          assessed
                                                                                                          other
                                                                                                          users
                                                                                                          of the
                                                                                                          utilities
                                                                                                          on the
                                                                                                          Airport.

                  Utility costs for the Airport consist of system costs and invoice costs. System costs are those derived from the maintenance and operation of the utility distribution system and invoice costs are the Authority's cost of acquiring utilities from the utility providers. The system and invoice costs are combined and divided by the previous year's utility consumption to derive the utility rate for each utility. The utility rates are applied to Lessee's metered consumption to derive the utility charges due the Authority.

                  Payment for utilities shall be made by the Lessee within thirty (30) calendar days from receipt of billing by the Authority. The utility rates may be changed periodically during the term of this Lease. The Authority agrees to notify the Lessee in writing of changes in utility rates prior to the effective date of such changes.

         E.       Project Rental - With respect to the financing of the Aircraft Maintenance Premises, the Lessee
                  --------------
                  shall also pay Project Rental (i)  in the amount of the principal and interest on the bonds
                  ("Bonds") or the portion of the purchase price corresponding thereto, to be issued by the
                  Industrial Development Authority of Loudoun County, Virginia ("the IDA") or (ii)  if the Bonds are
                  secured by a letter of credit or similar credit enhancement (the "Credit Facility") that will be drawn upon to pay principal and interest and the purchase price of the Bonds, in an amount equal to the amount necessary to reimburse the issuer of the Credit Facility (the "Credit Facility
                  Provider"), or any guarantor of such obligations of the Lessee (the "Guarantor"), for draws under the Credit Facility to pay principal and interest and the purchase price of the Bonds.  A pro rata portion of the Project Rental that corresponds to the principal of the Bonds, or the portion of a drawing under the Credit Facility that corresponds to principal on the Bonds, shall be allocable to, and shall accrue in, for tax purposes, each year of the Operating Period during which Project
                  Rental is paid.  Such Project Rental shall be payable in the amounts and at the times necessary to make all payments due to the IDA and the Credit Facility Provider and the Guarantor.  The
                  Authority hereby assigns the Project Rental to the IDA and the Credit Facility Provider and the
                  Guarantor and the Lessee is hereby directed to pay such Project Rental to or at the direction of the IDA; provided, however, that as long as the Credit Facility remains outstanding or any amounts are owed the Credit Facility Provider or the Guarantor (and the Credit Facility Provider has not
                  failed to pay a drawing in strict compliance therewith) the Lessee is directed to pay such amount to, or as directed by, the Credit Facility Provider and Guarantor.  Except for the above direction, the Authority shall not have any liability for the payment of any principal of, interest on, or other costs due on the Bonds or amounts due the Credit Facility Provider or
                  Guarantor.  Notwithstanding any other provision contained herein to the contrary, any requirement for the payment of Project Rental shall terminate upon the repayment in full of the Bonds, or other satisfaction of the indebtedness thereunder, including, without limitation, pursuant to any foreclosure or other remedial action by or on behalf of the holders of such Bonds; provided that such obligation shall not terminate without the written consent of the Guarantor and the Credit
                  Facility Provider unless the Credit Facility has terminated and all amounts owed to the Guarantor and the Credit Facility Provider have been paid in full.
         F.       Priority of Payment
                  1.       After  the  payment  of  those  costs  necessary  for
                           maintaining  and operating  the Aircraft  Maintenance
                           Premises in accordance with Article IX hereof, Lessee
                           shall  pay the  rental  fees  and  other  charges  in
                           accordance  with  this  Article  IV in the  following
                           order or priority:
                                    First       -    Utility Service Payments
                                    Second  -        Project Rental
                                    Third      -     Annual Ground Rental and Service Cost Fee
                                    Fourth    -      Percentage and Sublease Rent

                  2. In the event that insufficient funds are available during any quarter to pay all of the rental fees and other charges required under this Article IV, Lessee shall provide the Authority, within thirty (30) calendar days following the close of the quarter, a detailed statement of cash flow for the previous month setting forth in detail all income and expenses for the prior quarter, the allocation of the funds in accordance with the priority set forth herein, and the amount accrued and due the Authority, including any late charges.
                  3. The Authority may, at its option, exercise its right to claim the annual performance guarantee, provided for under Article XVI herein, should the Lessee fail to pay utility payments and/or rental fees and other charges due the Authority and that are greater than thirty (30) calendar days past due. The annual renewal of the performance guarantee shall be considered as a cost necessary for the maintenance and operation of the Aircraft Maintenance Premises as outlined in paragraph F.1. above.
                  4.       The priority of payments set forth in this  Paragraph
                           F. shall apply only during the period that the initial financing is in place, as the same may be modified or amended (with Authority approval) from time to time.

         G. All remittances due the Authority by the terms and conditions of this Lease shall be made payable to the "Metropolitan Washington Airports Authority" and forwarded to: Metropolitan Washington Airports Authority, P.O. Box 2143, Merrifield, Virginia 22116-2143. The certified statements shall also be forwarded to the above address. Each payment submitted to the Authority shall include a statement that identifies the specific type of payment being made (i.e., ground rental payment, service cost fee, percentage and sublease rent, or utility payment), the period of time the payment covers, and the number of this Lease.

                      ARTICLE V - ESTABLISHMENT OF FACILITY

         The Lessee agrees to design, construct, finance, operate, maintain, repair, restore, renovate, and replace, an aircraft maintenance facility and related improvements comprising the Aircraft Maintenance Premises on behalf of the Authority, but not as the agent, representative, or partner of the Authority, which will reasonably conform with the scope and quality of the aircraft maintenance facility and related improvements as described herein and presented by the Lessee to the Authority. The Lessee's total investment in Aircraft Maintenance Premises is estimated to be approximately Ten Million Dollars ($10,000,000.00). The Authority shall construct a taxiway connector to connect the airfield (Taxiway W-2) with the Aircraft Maintenance Premises. The Lessee agrees that the taxiway connector is to be used in common by such lessee(s) and aircraft operators authorized by the Authority. The Authority shall cut and remove the trees from the Aircraft Maintenance Premises. The Aircraft Maintenance Premises may undergo design changes during the pre-development and development periods, and, to the extent such changes are not within the scope of the work as described herein, they shall be subject to the separate written approval of the Authority, as provided for under Article VII herein. The Lessee's obligations shall include, but not be limited to the following:
         A. The construction of an aircraft maintenance hangar building with approximately 65,000 square feet of gross interior hangar space and approximately 25,000 square feet of office, shops, and warehouse storage space.
         B. The construction of a concrete aircraft parking apron adjacent to the aircraft maintenance hangar of approximately 48,600 square feet in size.
         C. The construction of suitable open equipment storage areas and an automobile parking area adjacent to the aircraft maintenance hangar for the employees, customers, tenants, contractors, service personnel, and invitees of the Lessee.
         D. The construction of on-site concrete curbing and gutters, on-site concrete sidewalks, the connection of gutters to the Airport storm drainage system, exterior lighting, security fencing and gates, and landscaping, all as considered necessary for the development and use of the Aircraft Maintenance Premises.

         E. Connection to the dual electrical feeder system located along the North Service Road at an existing manhole in order to ensure a continuous supply of power in the event of failure of the existing feeder or in the event the feeder must be shut down for maintenance or repairs.
         F. The landscaping of the approximately forty (40) foot wide setback between the eastern border of the Aircraft Maintenance Premises and the western edge of North Service Road, in accordance with the Authority's Design Manual.
         G. A fire suppression system to comply with fire code requirements for the maintenance activity conducted within the hangar.
         H. The installation of a Best lock keying system on all primary building entrances and mechanical room entrances for police, security, fire protection, and maintenance access.
         I. The plans and specifications applicable to the construction of the aircraft maintenance facility must show the following items and shall be subject to the specific approval of the Authority, which will not be unreasonably withheld, prior to commencement of any work: 1. The design and construction detail of the mass and facade of the aircraft maintenance hangar building, including the roof, exterior lighting, windows, the foundation, the steel structure, and exterior finish material. A listing of the specifications and capacity of the electrical, plumbing, water, sewage, heating, ventilating, and air conditioning systems.

                  2.       The pavement section details and specifications for the concrete aircraft parking apron.
                  3.       The pavement section details and specifications of the automobile parking area and the access roadway connection to the Airport roadway system.
                  4.       Architectural and landscaping plans and the exterior sign plans.
                  5.       A storm water management plan, including runoff calculations.
                  6.       The fire suppression system design and specifications for the hangar.
         J.       The latest edition of the following codes and regulations shall apply to the construction of the aircraft maintenance facility:
                  1.       The 1987 Uniform Building Code of Virginia which shall have priority in the event of a conflict with any other applicable code.
                  2.       1987 Building Officials and Code Administration:
                           (a)      Basic Building Code
                           (b)      Basic Mechanical Code
                           (c)      Basic Plumbing Code
                  3.       National Electrical Code.
                  4.       National Fire Protection Association's National Fire Codes.
                  5.       Uniform Federal Accessibility  Standards as published
                           in the Federal Register on August 7, 1984.
                  6.  Applicable  Federal  Aviation  Administration  Regulations
(FAR) and Advisory Circulars (AC).

                  7.       Metropolitan Washington Airports O&I No. 6-3-1B, Construction and Alterations to
                           Buildings.
                  To the extent of any inconsistency between the above codes and regulations  and the plans and  specifications  as approved by
                  the  Authority,   the  approved  plans  (and  any  waivers  or
                  modifications  contained  in  the  plans,  as  approved)  will control.

                             ARTICLE VI - SCHEDULE FOR SUBMITTING PLANS AND SPECIFICATIONS
         The Lessee shall obtain the Authority's  written approval,  which shall not be  unreasonably  withheld,  of final  plans  and  specifications,  prior to commencement  of construction  work on the Aircraft  Maintenance  Premises.  The
Lessee agrees to diligently pursue the design and construction of the facility.
         A.       The Lessee has submitted preliminary plans and specifications for the facility that are acceptable to the Authority.
         B.       Lessee intends to submit major design  components for approval in phases.  Such  components may include,  but are not limited to, the  pre-engineered  building,  site work and  mechanical, electrical  and plumbing  systems.  Review of any of the plans for any major  design  component  submitted  to the  Authority
                  shall  be  completed  and  approved  or   disapproved  by  the
                  Authority   within  45   calendar   days.   Any   revision  or
                  resubmission of disapproved plans
                  or components  shall be made within 30 days, and the Authority shall  have  14 days  to  review  such  resubmitted  plans  or components.  Each  plan or  component,  when  approved,  shall entitle  Lessee to proceed  with  ordering the  materials  and parts and  commencing  that portion of the work.  Lessee shall submit final plans and  specifications for the entire facility to the  Airport  Manager  for  approval  within 120 days after execution of this Lease.
         C.       Subject to the ability of Lessee to obtain necessary permits and other governmental approvals and subject to other circumstances beyond Lessee's reasonable control, the Lessee agrees to commence construction of the aircraft maintenance facility and to totally erect and have the facility ready for occupancy within fifteen (15) months after the date of commencement of the construction;
                  PROVIDED, that the total elapsed time from the commencement of the Lease Term to completion and occupancy of the facility shall be no more than two (2) years unless the construction is temporarily stopped, interrupted, or otherwise handicapped or prevented for reasons beyond the control and without the fault or negligence of the Lessee including, but not limited to, acts of
                  God, fire, floods, windstorms, or tornadoes.  In such a case, the applicable period of time required to complete construction shall be suspended for such time as may be deemed reasonable by the Authority.

         D.       The construction work to be performed by or for the Lessee shall be accomplished in substantial accordance with plans and specifications approved by the Authority and shall be subject to the
                  Authority's inspection and approval, both during the work and after its completion.  The Authority will not unreasonably delay or interfere with Lessee's construction schedule, and to that end, the
                  Authority and its inspectors will coordinate its inspection activities with the Lessee and its construction manager and/or contractor.  Whenever possible, the Authority will conduct its inspections at the same time as the architect's inspection of the construction progress so that any issues that may arise can be handled jointly.  The Lessee shall redo or replace, at its own expense, any work not in substantial accordance with plans and specifications approved by the
                  Authority.

            ARTICLE VII - TITLE TO THE FACILITY, FIXED IMPROVEMENTS,
                                    AND OPERATING FACILITIES

         A.       Title to the aircraft maintenance facility and all fixed improvements on the Aircraft Maintenance
                  Premises constructed by the Lessee under this Lease, and to any and all subsequent alterations, modifications, and enlargements completed during the term of this Lease, as approved by the
                  Authority, shall, subject to the requirements of the Bonds, vest in the Authority as they are constructed.  The Lessee shall have the contractual obligation to construct the improvements, in accordance with the plans and specifications approved by the Authority, to a quality level which is commercially reasonable, conforms to industry standards for such facilities and therefore is acceptable to the Authority and shall make such corrections to the work as the Authority reasonably requests.
         B.       The Lessee  shall have no right  during the term of this Lease to demolish, in whole or in part, any building,  structure, or fixed  improvement  constructed under the terms and conditions of this Lease except with the written consent of the Authority and  any  leasehold  mortgagee(s)  with  an  interest  in  the building,  structure,  or fixed  improvement to be demolished, which may at the discretion of the Authority be conditioned on the  obligation  of  the  Lessee  to  replace  the  same  by a building,  structure,  or fixed improvement  acceptable to the
                  Authority.
         C.       The Lessee and its subtenants shall have the right to lease, encumber, or own and use such trade equipment, furniture, operating facilities, and trade fixtures directly related to the operation at the aircraft maintenance facility, and other trade personalty as may be deemed desirable in the use of the aircraft maintenance facility.  The Lessee and any subtenant or secured party, to the extent of their respective interests in such personalty, shall have the right at any time to remove or replace any and all thereof; PROVIDED, that any damage caused to real property by such removal or replacement shall be repaired to the satisfaction of the Authority by and at the expense of the Lessee.

                  ARTICLE VIII - CERTIFIED COST OF CONSTRUCTION
         A.       Certified Statement
                  The  Lessee  shall,   within  180  calendar   days   following
                  commencement of the Operating Period, submit a certified statement for the total cost of construction of the aircraft maintenance facility and all fixed improvements constructed on the Aircraft Maintenance Premises to the Authority for approval and in sufficient itemized detail to clearly identify the actual sums expended. The certified statement shall identify which costs of the aircraft maintenance facility have been paid from proceeds of the Bonds.
         B. Allowable Costs of Construction to Determine Certified Costs Allowable costs of construction to determine the certified costs reported under paragraph A. above shall include all costs, fees, and expenses paid, incurred or to be incurred by the Lessee on behalf of the Authority, but not as the agent, representative, or partner of the Authority, in connection with the design, development, financing, and construction of the aircraft maintenance facility. The costs of construction shall specifically include:

                  1. Amounts paid for all construction, equipment, and material costs for the aircraft maintenance facility including the hangar, offices, shops, and storage warehouse and all equipment attached to and made a permanent part of the facility, the aircraft parking apron, and all other fixed improvements made on the Aircraft Maintenance Premises.
                  2. Amounts paid by Lessee to connect the Aircraft Maintenance Premises to the Airport roadway system and to extend utility lines servicing the Aircraft Maintenance Premises to the Authority-owned utility service lines.
                  3. Amounts paid architects, engineers, attorneys, accountants, consultants, and others for the design, development, financing, and construction of the aircraft maintenance facility.
                  4.       Premiums  paid for all  insurance  and payment  bonds
                           required during the construction period; and
                  5.       All costs,  fees,  and expenses,  excluding  Lessee's
                           overhead, incurred in obtaining and settling for construction money financing and permanent financing, as well as the interest carry applicable thereto.

         C.       Neither the Lessee nor any successor in interest to the Lessee under this Lease may claim, for income tax purposes, depreciation or investment credit with respect to the aircraft maintenance facility or any part thereof, and the Parties acknowledge that the Authority will be the owner of the entire aircraft maintenance facility and the Aircraft Maintenance
                  Premises.  An election under Section 142(b)(1)(B) of the Internal Revenue Code of 1986, as
                  amended, shall be made at the time of execution of this Lease and a copy of the election shall be delivered to the Authority and the IDA.  The Authority and the Lessee shall retain copies of the election in their respective records for the Operating Period.  The Lessee shall cause the IDA to retain copies of the election in its records for the Operating Period.  Any publicly recorded document recorded in lieu of this Lease will state in effect that neither
                  Atlantic Coast Airlines (the "Lessee") nor any successor in interest to the Lessee under this
                  Lease, between the Authority and the Lessee may claim, for income tax purposes, depreciation or investment credit with respect to the aircraft maintenance facility, or any part thereof.

                           ARTICLE IX - MAINTENANCE OF THE AIRCRAFT MAINTENANCE PREMISES
         A.       The Lessee, at its sole cost and expense, shall be responsible to the  Authority  throughout  the term of this  Lease for the maintenance of the aircraft maintenance facility and all fixed improvements  located on the  Aircraft  Maintenance  Premises, except to the extent of any damage caused by the Authority, or its agents,  employees,  contractors,  and  licensees,  and in particular:

                  1.       Lessee shall perform, on a continuous basis, all general and structural maintenance upon the aircraft maintenance hangar building and all other improvements constructed on the Aircraft Maintenance Premises, including exterior and interior building structure, installed and operating equipment, landscaping of the Aircraft Maintenance
                           Premises and the frontage on North Service Road described in Article V.F., pavement, exterior and interior lighting, fencing, and connections to the Authority-owned utility service lines and to the Authority roadway.  In addition, the Lessee shall perform, on a continuous basis, complete recurring maintenance services, including all necessary snow removal services, janitorial and custodial services, trash removal services, and any and all other related services necessary to maintain the Aircraft
                           Maintenance Premises in good condition and appearance, normal wear and tear excepted.  All such maintenance shall be subject to the general monitoring by the
                           Authority to ensure a continued high quality of appearance and structural condition.

                  2.       Lessee  shall,  subject to the  provisions of Article
                           XIV herein,  take timely  action to repair,  replace,
                           rebuild,  and  paint  all or any  part  of the  fixed
                           improvements    constructed    upon   the    Aircraft
                           Maintenance  Premises which may be worn,  damaged, or
                           destroyed.  All repairs or  replacements  made by the
                           Lessee  shall be of  materials,  specifications,  and
                           workmanship   at   least   equal   to  the   original
                           improvement, equipment, or material.
                  3.       Lessee shall take such care as would be reasonably prudent with respect to all fixed improvements constructed upon the Aircraft Maintenance Premises, including, but not limited to:  the building exteriors and interiors, the operating mechanism of windows, screens,  roofs, foundations, steelwork, columns, doors, partitions, floors, ceilings, inside and outside paved and unpaved areas, the aircraft parking apron, pavement markings, glass of every kind, fences, landscaping, and the utility, mechanical, electrical, and other systems so that at the expiration of this Lease, the foregoing shall be in good condition, except for reasonable wear and tear which does not materially adversely affect the efficient or proper use of any part of the premises or the improvements thereon.
                  4.       Lessee shall provide complete,  proper,  and adequate
                           sanitary handling and disposal,  off the Airport,  of
                           all  trash,  garbage,  and other  refuse  caused as a
                           result  of the  operation  and  use  of the  aircraft
                           maintenance  facility  and provide  suitable  covered
                           receptacles for all trash,  garbage, and other refuse
                           on the Aircraft Maintenance Premises.

                  5.       Lessee shall comply with the Authority's storm water detention requirements as well as any and all Federal and state regulations addressing storm water and ensure, through proper controls, that the Authority's sewerage and drainage control systems are protected from contamination from toxic or hazardous waste products abandoned or disposed of on the Aircraft Maintenance Premises by the Lessee or its tenants.
                           Lessee shall perform routine maintenance service on the storm water detention pond located adjacent to but outside of the Aircraft Maintenance Premises until such time as it may be relocated by the Authority or another party under contract to the
                           Authority.  Such routine maintenance service shall include the periodic cleaning and cutting of vegetation to permit the continued operation of the storm water detention pond.

                           Contractors authorized by the Authority under contract to provide fueling, defueling, handling, and/or servicing of aircraft on the Airport shall be liable to the Authority for the containment, handling, and cleanup, if necessary, of any toxic or hazardous waste brought on to the Aircraft Maintenance Premises. The Lessee shall not be liable to the Authority for the actions of the Authority contractors on the Aircraft Maintenance Premises.

                  6.       Lessee shall not materially alter, modify, remove, or
                           improve the Aircraft Maintenance Premises without the
                           prior  written  approval  of  the  Authority,   which
                           approval shall not be unreasonably  withheld.  In the
                           event that an alteration,  modification,  removal, or
                           improvement  is required  to be made to the  Aircraft
                           Maintenance  Premises in order to conform  with state
                           or Federal  regulations,  the Lessee  shall make such
                           alteration,  modification, removal, or improvement at
                           its sole expense.
         B. The Authority shall provide all maintenance service for the taxiway connector to the Aircraft Maintenance Premises. The Lessee shall maintain and repair all utility service line extensions and connections to the Authority-owned utility service lines, and the roadway connecting the Aircraft Maintenance Premises to the Authority's roadway system.

                         ARTICLE X - LEASEHOLD MORTGAGES

         A.       The Lessee shall have the unrestricted right, from time to time, to encumber, hypothecate, or mortgage its interest in this Lease and the leasehold estate created hereby under one or more
                  "Leasehold Mortgage(s)" (as hereinafter defined) to a "Leasehold Mortgagee" (as hereinafter defined) without the prior consent of the Authority upon the condition, however, that all rights acquired under a Leasehold Mortgage shall be subject to all the covenants, conditions, and restrictions set forth in this Lease that the Lessee is required to observe, pay, and perform.  The right of the Lessee to grant a Leasehold Mortgage without having to obtain the consent of the Authority shall also include the refinancing of such Leasehold Mortgage and all renewals, modifications, consolidations, replacements, and extensions thereof upon the condition, however, that all rights acquired under such Leasehold Mortgage shall be subject to the covenants, conditions, and restrictions set forth in this Lease that the Lessee is required to observe, pay, and perform.  In the event a Leasehold Mortgagee or any other party succeeding to the rights of the Lessee under this Lease, whether through foreclosure, acceptance of an assignment or deed in lieu of foreclosure, or any possession, surrender, assignment, judicial action, or any other action taken by or on behalf of a Leasehold
                  Mortgagee, the Authority agrees that this Lease shall not terminate as a result of such transfer, surrender, assignment, judicial or other action and the Authority shall recognize such Leasehold Mortgagee or such other party as the Lessee under this Lease in accordance with the terms and provisions hereof.  As used herein, the term "Leasehold Mortgagee" shall mean:
                  (i)  any life insurance company, trust company, bank, national banking association, federal or state savings and loan association, state licensed branch or agency office of a foreign bank, pension plan, real estate investment trust (as defined in Section 856 of the Internal Revenue
                  Code
                  of 1986 as  amended),  or other  institutional  lender  or any subsidiary  or  affiliate of any of the  foregoing,  including specifically, without limitation, the Credit Facility Provider and its  subsidiaries  and  affiliates  who are  institutional lenders, or (ii) any  noninstitutional  lender approved by the
                  Authority  which holds a Leasehold  Mortgage.  As used herein, the term "Leasehold Mortgage" shall mean any mortgage, deed of trust, or any other real property security instrument by which the Lessee may encumber,  hypothecate, or mortgage all or part of the  Lessee's  interest in this Lease and in the  leasehold estate created hereby.
         B.       Should the Lessee give a Leasehold  Mortgage  encumbering  its leasehold estate to a Leasehold Mortgagee,  and if there shall
                  be  delivered  to  the  Authority  a  conformed   original  or
                  certified copy of the recorded Leasehold  Mortgage  containing the name and address of the Leasehold Mortgagee,  it is agreed by and between the Authority and the Lessee as follows:

                  (1) The Authority agrees to provide the Leasehold Mortgagee with a copy of any notice of default or similar kind of notice served upon Lessee simultaneously with the giving of such notice to the Lessee. No default or event of default or termination of this Lease or of the Lessee's right to possession of the Aircraft Maintenance Premises or any reletting of the Aircraft Maintenance Premises by the Authority predicated on the giving of any notice to the Lessee shall be complete unless like notice in writing shall have been given to the Leasehold Mortgagee and Leasehold Mortgagee has been given the cure period as provided in subsection B(2) below. Upon the expiration of any applicable cure period for the Lessee, the Authority will notify the Leasehold Mortgagee of the Lessee's failure to effectuate a cure within said cure period.
                  (2) In the event of any default by the Lessee under any of the provisions of this Lease, the Leasehold Mortgagee will have a period to cure the default beginning on the same day as the cure period given Lessee for remedying such default or causing it to be remedied, plus, in each case, the Leasehold Mortgagee will have an additional period of thirty (30) days after the expiration of the Lessee's cure period (such additional period being herein called the "Extended Grace Period").

                  (3) In the event the Lessee defaults under any of the provisions of this Lease, regardless of whether such default consists of a failure to pay rent or a failure to do any other thing which the Lessee is required to do hereunder, the Leasehold Mortgagee, without prejudice to any of its rights against the Lessee, shall have the right (but not the obligation) to make good such default hereunder within the Extended Grace Period, and the Authority shall accept such performance on the part of the Leasehold Mortgagee as though the same had been performed by the Lessee; and for such purpose, the Authority and the Lessee hereby authorize the Leasehold Mortgagee to enter upon the Airport and the Aircraft Maintenance Premises and to exercise any of the Lessee's rights and powers under this Lease.

                  (4) The term "Incurable Default" as used herein means a default which cannot be reasonably cured by a Leasehold Mortgagee such as, by way of example, a default arising out of the causes set forth in
                           Article XII, A.3., 4., 5., and 6. hereof. The term "Curable Default," as used herein, means any default which is not an Incurable Default. In the event of any Curable Default by the Lessee under any of the provisions of this Lease and prior to the expiration of the Extended Grace Period, the Leasehold Mortgagee may, at its option, (a) give the Authority written notice that it intends to undertake the curing of such Curable Default or cause the same to be cured, or to exercise its rights to acquire the interest of the Lessee in this Lease by foreclosure or otherwise, and (b) tender payment of all rental fees and other charges (except Project Rental) then due and owing to the Authority prior to the expiration of the Extended Grace Period. In the event the Leasehold Mortgagee does not give such notice to the Authority and tender such payments to the Authority, the Authority may proceed to exercise the remedies available to it under Article XII, B. of this Lease, subject nevertheless to the provisions of subsection B(5) below. Upon the giving of such notice by the Leasehold Mortgagee, the Authority will not terminate or take any action to effectuate a termination of this Lease nor reenter, take possession or relet the Aircraft Maintenance Premises or otherwise enforce performance of this Lease for so long as (a) the Leasehold Mortgagee is with reasonable due diligence and in good faith engaged in effecting a foreclosure of the Leasehold Mortgage or the curing of such Curable Default and (b) all rental fees and other charges (with the exception of Project Rental) due and owing to the Authority are paid; provided that the Leasehold Mortgagee shall not be required to continue such foreclosure proceedings or cause such rental fees and other charges to be paid after such Curable Default is cured. In the event the nature of any such Curable Default is such that the Leasehold Mortgagee must take possession of the Aircraft Maintenance Premises in order to cure such Curable Default, or there is an official restraint, such as judicial order or administrative order applicable to the Leasehold Mortgagee, including without limitation, an automatic stay, the running of all applicable cure periods (including the Extended Grace Period) shall be tolled so long as rental fees and other charges (with the exception of Project Rental) due and owing the Authority are paid and the Leasehold Mortgagee is diligently attempting to obtain relief from such judicial restraint to exercise its remedies under the Leasehold Mortgage. Nothing herein shall preclude the Authority from terminating this Lease with respect to any additional default which may occur during the aforesaid period of forbearance which is not remedied within the period of cure, if any, applicable to any such additional default, except that the Leasehold Mortgagee shall have the same rights specified in this Section with respect to any additional defaults.

                  (5) In the event of termination of this Lease for any reason, or in the event the Lessee's interest in this Lease shall be sold, assigned, or transferred pursuant to the exercise of any remedy under the Leasehold Mortgage, or pursuant to judicial proceedings or an assignment or deed in lieu of foreclosure, and in the event that within thirty (30) days thereafter the Leasehold Mortgagee (or its nominee or the purchaser, assignee, or transferee from the Leasehold Mortgagee or the trustee under the Leasehold Mortgage) shall have paid or arranged to the reasonable satisfaction of the Authority for the payment of, all rental fees and other charges (with the exception of Project Rental) which but for such termination would have become so due and payable from the date of such termination through the sixtieth
                           (60th) day thereafter, and shall have arranged to the reasonable satisfaction of the Authority for the curing of any Curable Default on the part of the Lessee, then the Authority, within thirty (30) days after receiving a written request therefor given any time prior to such sixtieth (60th) day and upon payment of all reasonable expenses incurred by the Authority in connection with the enforcement of its rights under this Lease (including reasonable attorneys' fees), will execute and deliver to the Leasehold Mortgagee or its nominee or to the purchaser, assignee, or transferee, as the case may be, a new lease of the Aircraft Maintenance Premises. Such new lease shall be for a term equal to the remainder of the term of this Lease before giving effect to such termination, shall be subject only to encumbrances and other matters existing as of the date hereof, and shall contain the identical covenants, agreements, conditions and limitations as this Lease, with the exception that (a) the provisions of Article XI, E. of this Lease shall not apply, (b) the provisions of Article IV, C.3. shall be modified as set forth in subsection B(10) below, and (c) if the lessee under the new lease is a Leasehold Mortgagee or a Leasehold Mortgagee Affiliate (as hereinafter defined), the new lease shall be subject to the provisions of subsection B(8) below. Upon the execution and delivery of such new lease, the new tenant may take all appropriate steps as may be necessary to remove the Lessee from the Aircraft Maintenance Premises, but the Authority shall not be subjected to any liability for the payment of any reasonable fees (including reasonable attorney's fees), costs or expenses in connection therewith. The new lessee shall pay all such fees, costs and expenses or, on demand, make reimbursement therefor to the Authority.

                  (6) No surrender (except a surrender upon the expiration of the term of this Lease or upon termination by the Authority pursuant and subject to the provisions of this Lease) by the Lessee to the Authority of this Lease, or any part thereof, or of any of the improvements thereon, or of any interest therein, and no termination or rejection of this Lease by the Lessee shall be valid or effective without the prior written consent of the Leasehold Mortgagee, which may be withheld in the Leasehold Mortgagee's absolute and sole discretion. The Authority agrees that, without the prior written consent of the Leasehold Mortgagee, which will not be unreasonably withheld, it will not enter into any amendment, modification, or alteration of this Lease with the Lessee which is either (a) not contemplated by or provided for in this Lease (it being agreed that amendments to change a notice address or to reflect the new Annual Ground Rental as recalculated and set pursuant to Article IV every fifth year during the term of this Lease are contemplated by or provided for in this Lease and therefore permitted without the prior written consent of the Leasehold Mortgagee) or (b) which may materially and adversely affect the Leasehold Mortgagee's interest in this Lease (it being agreed that amendments to change this Article X, or to change the term of this Lease, or to introduce new categories of rental fees and other charges due the Authority and not contemplated by this Lease or required by Federal, State, or local laws, or to change the use provisions of this Lease may materially and adversely affect the Leasehold Mortgagee and therefore require the prior written consent of the Leasehold Mortgagee). Furthermore, any cancellation, surrender, amendment, modification, or alteration of this Lease requiring the Leasehold Mortgagee's prior consent, but made without the Leasehold Mortgagee's prior written consent, shall be null and void and of no force or effect. Provided, however, the Leasehold Mortgagee shall give written notice to the Authority within thirty (30) days after receiving a proposed amendment ("Proposed Amendment") to this Lease from the Authority of its decision to grant or withhold its consent to the Proposed Amendment. If the Leasehold Mortgagee withholds its consent to the Proposed Amendment, it shall also specify in such notice its reasons therefor in detail. If the Leasehold Mortgagee does not give notice of the granting or withholding of its consent to the Proposed Amendment within such thirty (30) day period, then the Leasehold Mortgagee shall be deemed to have granted its consent and the Authority and Lessee may execute such amendment to this Lease.

                           In the event the Authority disagrees with the Leasehold Mortgagee's decision to withhold its consent to the Proposed Amendment on the basis that such consent was unreasonably withheld (hereinafter a "Dispute"), the Authority may elect, within thirty
                           (30) days after its receipt of the Leasehold Mortgagee's denial of the Proposed Amendment, to submit the Dispute to the same binding arbitration procedure afforded the Leasehold Mortgagee under subsections B(8)(b)(iii), (iv), (v), (vi), (vii), and
                           (viii) of this Article X.
                  (7) The Authority hereby consents to the inclusion of a provision in the Leasehold Mortgage for the assignment of rents from subleases of the Aircraft Maintenance Premises to the Leasehold

                           Mortgagee, effective upon any default under the Leasehold Mortgage.
                  (8)      (a)      If the Lessee is in default under a Leasehold Mortgage, this Lease may be assigned  (i) to a Leasehold  Mortgagee  (or
                                    any  subsidiary  or affiliate of a Leasehold
                                    Mortgagee  or of  the  parent  company  of a
                                    Leasehold  Mortgage  ("Leasehold   Mortgagee
                                    Affiliate")  by a deed or assignment in lieu
                                    of  foreclosure  of a Leasehold  Mortgage or
                                    (ii)  to  a   Leasehold   Mortgagee,   or  a
                                    Leasehold Mortgagee Affiliate,  in each case
                                    without  the consent of the  Authority,  but
                                    otherwise   subject  to  all  of  the  other
                                    covenants,  conditions, and restrictions set
                                    forth in this Lease. In addition, this Lease
                                    may be assigned (i) by a Leasehold Mortgagee
                                    or  a  Leasehold  Mortgagee  Affiliate  to a
                                    third   party   assignee   or  (ii)  to  any
                                    purchaser  pursuant to a foreclosure sale or
                                    sale  pursuant  to  power  of  sale  under a
                                    Leasehold   Mortgage  (such  assignee  under
                                    clause  (i) or (ii)  being  herein  called a
                                    "Proposed Assignee"),  in each case with the
                                    prior  written  consent  of  the  Authority,
                                    which  consent  shall  not  be  unreasonably
                                    withheld,  but  otherwise  subject to all of
                                    the   other   covenants,   conditions,   and
                                    restrictions set forth in this Lease.

                                    (b)     (i)      With regard to a proposed assignment ("Proposed
                                                     Assignment") of this Lease by a Leasehold Mortgagee or
                                                     Leasehold Mortgagee Affiliate to a Proposed Assignee, such
                                                     Leasehold Mortgagee or Leasehold Mortgagee Affiliate shall provide or cause to be provided to the Authority, in
                                                     writing by registered or certified mail:
                                                     (A)      the name and address of the Proposed Assignee;
                                                     (B)      a detailed description of the Proposed Assignee's
                                                              business and the specific business it will conduct
                                                              on the Aircraft Maintenance Premises; and
                                                     (C)      such reasonable financial information required by
                                                              the  Authority  so
                                                              that the Authority
                                                              can  evaluate  the
                                                              Proposed  Assignee
                                                              under         this
                                                              subsection B(8).

                                            (ii)     The Authority shall give written notice to the Leasehold
                                                     Mortgagee and to the Proposed Assignee within thirty (30)
                                                     days after receiving all of the information required in
                                                     subsection B(8)(b)(i) above of its decision whether to
                                                     grant or withhold its consent to the Proposed Assignment.
                                                     If the Authority withholds its consent to the Proposed
                                                     Assignment, it shall also specify in such notice its
                                                     reasons therefor in detail.  If the Authority does not give notice of the granting or withholding of its consent to the
                                                     Proposed Assignment within such thirty (30) day period,
                                                     then the Authority shall be deemed to have granted its
                                                     consent to the Proposed Assignment and this Lease may be
                                                     assigned to the Proposed Assignee.

                                            (iii)    In the event the Leasehold Mortgagee disagrees with the
                                                     Authority's decision to withhold its consent to the
                                                     Proposed Assignment on the basis that such consent was
                                                     unreasonably withheld (hereinafter a "Dispute"), the
                                                     Leasehold Mortgagee may elect, within thirty (30) days
                                                     after its receipt of the Authority's denial of the Proposed
                                                     Assignment to submit the Dispute to binding arbitration as provided herein.  Such arbitration shall be initiated by
                                                     either the Authority or the Leasehold Mortgagee within ten
                                                     (10) days after the Leasehold Mortgagee shall have sent
                                                     written notice (an "Arbitration Notice") of a demand to
                                                     arbitrate by registered or certified mail to the Authority and to Judicial Arbitration and Mediation Services, Inc.
                                                     ("JAMS").  The dispute shall be determined by binding
                                                     arbitration before a retired judge from the highest court
                                                     of general jurisdiction of the Commonwealth of Virginia
                                                     (the "Arbitrator") under the auspices of JAMS.  The
                                                     Authority and the Leasehold Mortgagee shall, within ten
                                                     (10) days after the initiation of the arbitration, attempt to agree on a retired judge from the JAMS panel to serve as the Arbitrator.  If they are unable to so agree, JAMS will provide a list of three (3) available judges, and each
                                                     party may strike one.  The remaining judge (or if there is more than one judge remaining, one of the remaining judges as selected by JAMS) will serve as the Arbitrator.  If JAMS shall no longer exist or if JAMS fails or refuses to accept submission of the Dispute, the Dispute shall be resolved by binding arbitration before the American Arbitration
                                                     Association ("AAA") under the AAA's commercial arbitration rules then in effect.

                                            (iv)     The Arbitrator shall schedule a pre-hearing conference to
                                                     resolve procedural matters, arrange, for the exchange of
                                                     information, obtain stipulations, and narrow the issues.
                                                     The parties will submit proposed discoveries and schedules to the Arbitrator at the pre-hearing conference.  The scope and duration of discovery shall be within the sole
                                                     discretion of the Arbitrator.  The Arbitrator shall have
                                                     the discretion to order a pre-hearing exchange of
                                                     information by the parties, including, without limitation
                                                     production of requested documents, exchange of summaries of testimonies of proposed witnesses, and examination by
                                                     depositions of parties and third-party witnesses.  This
                                                     discretion shall be exercised to limit the scope of
                                                     discovery to the amount of discovery which the Arbitrator
                                                     determines to be reasonable under the circumstances.
                                            (v)      The  Arbitration  shall  be
                                                     conducted     in    Loudoun
                                                     County, Virginia. Any party
                                                     may   be   represented   by
                                                     counsel or other authorized
                                                     representative. The parties
                                                     may offer such  evidence as
                                                     is relevant and material to
                                                     the Dispute. The Arbitrator
                                                     shall   be  the   judge  of
                                                     relevance and materiality.
                                            (vi)     In  rendering  a  decision,
                                                     the    Arbitrator     shall
                                                     determine  the  rights  and
                                                     obligations  of the parties
                                                     according       to      the
                                                     substantive  and procedural
                                                     laws of the Commonwealth of
                                                     Virginia  and the terms and
                                                     provisions of this Lease.

                                            (vii)    The Arbitrator shall issue the award as soon as reasonably possible following the conclusion of the arbitration
                                                     hearing, but in no event, any later than thirty (30) days
                                                     after the conclusion of the arbitration hearing.  The
                                                     Arbitrator's award shall be based on the evidence at the
                                                     hearing, including all logical and reasonable inferences
                                                     therefrom.  The Arbitrator may make any determination
                                                     and/or grant any remedy or relief that is just and
                                                     equitable.  The award must be based on, and accompanied by, a written decision explaining the factual and legal basis
                                                     for the award.  The award shall be conclusive and binding, and it may thereafter be confirmed as a judgment in any
                                                     court having jurisdiction.
                                            (viii)   The  Arbitrator  may  award
                                                     costs,  including,  without
                                                     limitation,      attorney's
                                                     fees,    and   expert   and
                                                     witness    costs   to   the
                                                     prevailing party, if any is
                                                     determined      by      the
                                                     Arbitrator      in      the
                                                     Arbitrator's    discretion.
                                                     The  Arbitrator's  fees and
                                                     costs  shall be paid by the
                                                     non-prevailing   party   as
                                                     determined      by      the
                                                     Arbitrator  in  his  or her
                                                     discretion.

                                            (ix)     Commencing on the date that the Arbitration Notice shall
                                                     have been given, and continuing through and including the
                                                     date on which the Arbitrator shall issue the award with
                                                     respect to the Dispute (the "Award Date"), the obligation
                                                     to pay all rental fees and other changes due and owing
                                                     under this Lease for such period shall be suspended (the
                                                     "Suspended Rent").  If the decision of the Arbitrator shall be that the Authority shall not have unreasonably withheld its consent to the Proposed Assignment, then the Leasehold
                                                     Mortgagee shall pay the Suspended Rent to the Authority
                                                     within ten (10) days after the Award Date, together with
                                                     interest at the rate of eight percent (8%) per annum from
                                                     and after the date each portion of the Suspended Rent would have otherwise been due and payable under this Lease.  In
                                                     the event the Arbitrator's award shall determine that the
                                                     Authority unreasonably withheld its consent to the Proposed
                                                     Assignment, then (A)  this Lease may be assigned to the
                                                     Proposed Assignee that was the subject of the Dispute and
                                                     (B)  no rental fees or other charges shall be due or owing under the Lease for the period commencing on the date the
                                                     Arbitration Notice shall have been given and continuing
                                                     through and including (1)  the date on which the Proposed
                                                     Assignee that was the subject of the Dispute shall become
                                                     the Lessee under this Lease pursuant to an assignment
                                                     hereof or 30 days after the date of the Arbitrator's award, whichever comes first, or (2)  if this Lease is not
                                                     assigned because the Authority unreasonably withheld its
                                                     consent to the Proposed Assignment to such Proposed
                                                     Assignee and through no fault of the Leasehold Mortgagee or the Leasehold Mortgagee Affiliate, the date on which this
                                                     Lease is assigned with the consent of the Authority to a
                                                     subsequent Proposed Assignee.  All rental fees and other
                                                     charges payable hereunder shall once again commence to
                                                     accrue from and after the effective date of such assignment
                                                     (whether to the Proposed Assignee that was the subject of
                                                     the Dispute or a subsequent Proposed Assignee).
                                            (x)      Unless the Authority and a Leasehold Mortgagee otherwise
                                                     agree in writing, the Authority and a Leasehold Mortgagee
                                                     shall have no right to resolve a Dispute in a manner which is contrary to the provisions of this subsection B(8)(b).
                                                     The parties shall at all times conduct themselves in
                                                     accordance with the terms of this subsection B(8)(b), and
                                                     all attempts to circumvent the terms of this subsection
                                                     B(8)(b) shall be absolutely null and void and of no force
                                                     or effect whatsoever.

                                    (c)     The ultimate assignee of this Lease shall assume the Lessee's obligations under this Lease, including, without limitation, the payment of all rental fees and other charges (with the exception of
                                            Project Rental) as they become due, and an executed counterpart of such assumption shall be delivered to the Authority.  If the
                                            Leasehold Mortgagee (or a Leasehold Mortgagee Affiliate) shall be the assignee of this Lease, its liability under such assumption agreement shall be limited to the period of ownership of this
                                            Lease, provided that the party to whom this Lease is assigned by the Leasehold Mortgagee (or a Leasehold Mortgagee Affiliate) shall deliver to the Authority at the time of such assignment a like assumption agreement, but without limitation as to duration of liability.  Furthermore, the Authority expressly agrees that it shall look solely to the estate and property of a Leasehold
                                            Mortgagee (or a Leasehold Mortgagee Affiliate) created under this
                                            Lease for the collection or enforcement of any judgment (or other judicial process), requiring the payment of money or the
                                            performance of any obligation by a Leasehold Mortgagee (or such
                                            Leasehold Mortgagee Affiliate) as the lessee of the Aircraft
                                            Maintenance Premises in the event of any default or breach by a
                                            Leasehold Mortgagee (or such Leasehold Mortgagee Affiliate) as the lessee of the Aircraft Maintenance Premises with respect to any of the terms and provisions of this Lease to be observed or performed by it; and no other assets of the Leasehold Mortgagee (or a
                                            Leasehold Mortgagee Affiliate) shall be subject to levy, execution, or other judicial process for the satisfaction of the Authority's claim.
                  (9)      Notwithstanding  anything  contained in this Lease to
                           the  contrary,  during  such  period  of  time  as  a
                           Leasehold   Mortgagee   (or  a  Leasehold   Mortgagee
                           Affiliate)  shall be the Lessee under this Lease, the
                           Leasehold   Mortgagee   (or  a  Leasehold   Mortgagee
                           Affiliate)  shall not be required to operate and keep
                           open  for   business  any  portion  of  the  Aircraft
                           Maintenance  Premises,  provided  that the  Leasehold
                           Mortgagee (or the Leasehold  Mortgagee  Affiliate) is
                           using  reasonable  efforts  in  cooperation  with the
                           Authority to find a replacement lessee to operate the
                           Aircraft Maintenance Premises.

                  (10) Notwithstanding anything contained in this Lease to the contrary, upon and after the foreclosure of a Leasehold Mortgage or the conveyance or assignment of this Lease and the leasehold estate created hereby to the Leasehold Mortgagee or Leasehold Mortgagee Affiliate in lieu of foreclosure: (a) the provisions of Article XI, E., appearing on page 66 of this Lease, which limits the total space within the aircraft maintenance hangar which shall be under sublease at any one time, shall terminate and be of no further force or effect, and (b) the provisions of
                           Article IV.C.3. pertaining to the payment of percentage and sublease rent shall apply only if any lessee, sublessee, or occupant of the Aircraft Maintenance Premises or any part thereof is providing aircraft maintenance services to third parties or subleasing space to third parties and not for its own account. Any airline utilizing all or a portion of the Aircraft Maintenance Premises for the maintenance and servicing of its own fleet shall not be liable for percentage and sublease rent under this Lease. Any firm providing maintenance services to third parties, including warranty work performed by manufacturers, shall be subject to and liable to pay percentage rent and sublease rent if it subleases space to third parties in accordance with Article IV.C.3.

                  (11) There shall be no merger of the Lessee's leasehold estate with the leasehold estate or fee estate in the land upon which the Aircraft Maintenance Premises is located by reason of the fact that the Lessee's leasehold estate may be held directly or indirectly by or for the account of any person who shall also hold directly or indirectly the greater estate, or any interest in such greater estate, nor shall there by any such merger by reason of the fact that all or any part of the Lessee's leasehold estate may be conveyed or mortgaged to a Leasehold Mortgagee who shall also hold directly or indirectly such greater estate, or any part thereof, in the land upon which the Aircraft Maintenance Premises are located or any interest of the Authority under this Lease.
                  (12) The provisions of Article X, Sections A and B are for the benefit of, and are to be enforceable by, a Leasehold Mortgagee.
                  (13) In the event that there is more than one Leasehold Mortgage encumbering the leasehold estate created hereby, the most senior Leasehold Mortgagee shall have priority in terms of exercising the rights of a Leasehold Mortgagee pursuant to the provisions of this Section.

                  (14) The Authority and the Lessee hereby agree to cooperate in including in this Lease, by suitable amendment from time to time, any provision which may reasonably be requested by any proposed Leasehold Mortgagee for the purpose of implementing the Leasehold Mortgagee protection provisions contained in this Lease and allowing such Leasehold Mortgagee reasonable means to protect and to preserve the lien of the Leasehold Mortgage on the occurrence of an event of default under this Lease. The Authority and the Lessee each agrees to execute and deliver (and to acknowledge, if necessary, for recording purposes) any agreement necessary to effectuate any such amendments; provided, however, any such amendment, shall not in any way affect the term or rental fees and other charges due the Authority or grant to the Lessee rights prohibited ("Prohibited Uses") under this Lease, nor otherwise in any material respect adversely affect any rights of the Authority under this Lease, or the rights heretofore granted other lessees on the Airport by the Authority.

                     ARTICLE XI - ASSIGNMENT AND SUBLETTING

         A.       Assignment and Sublease by Lessee.  Except as otherwise provided in this Lease, Lessee
                  ---------------------------------
                  covenants that it shall not assign, transfer, convey, sell, mortgage, pledge or encumber
                  (hereinafter collectively referred to as an "assignment") or sublet the Aircraft Maintenance
                  Premises or any part thereof, or any rights of the Lessee hereunder or allow the use of the
                  Aircraft Maintenance Premises by any other person without the prior written consent of the
                  Authority.  Such consent shall not be unreasonably withheld.  Provided, however, that without such consent Lessee may assign its rights under this Lease to any corporation with which
                  Lessee may merge or consolidate or to any corporation with which there is common ownership.
                  Consent by the Authority to any type of transfer described in this Article or elsewhere in this Lease shall not in any way be construed to relieve Lessee from obtaining further authorization from the Authority for any subsequent transfer of any nature whatsoever.  If
                  Lessee fails to obtain prior written approval of any such assignment or sublease, the
                  Authority shall have the right to refuse to recognize the assignment or sublease and the assignee or sublessee shall acquire no interest in this Lease or any rights to use the
                  Aircraft Maintenance Premises;
         B.       Notwithstanding any assignment, sublease or any other transfer of the Aircraft  Maintenance Premises or any rights under this
                  Lease,  Lessee shall remain fully and primarily liable for the payment of all rental fees and other charges due hereunder and fully  responsible  for the  performance  of all of its  other obligations  hereunder until expressly  released in writing by the Authority, subject to the provisions of Article X herein.

         C. Lessee, when requesting an approval of an assignment or sublease agreement under Paragraph A., shall include with its request a copy of the proposed agreement, if prepared, or a detailed summary of the material terms and conditions to be contained in such agreement. Any proposed agreement or detailed summary thereof shall provide the following information:
                  1.       The Premises to be assigned, sublet or used;
                  2.       The terms;
                  3.       If a sublease, the rentals and fees to be charged;
                  4.       If a sublease,  a provision that the subtenant  shall
                           use its  subleased  premises  for only the  permitted
                           usage herein unless  otherwise  authorized in writing
                           by the Authority,  that the term shall not exceed the
                           unexpired  term of this Lease,  and that the sublease
                           shall be subject to and subordinate to this Lease;
                  5.       All  other  material  terms  and  conditions  of  the
                           assignment or sublease  agreement  that the Authority
                           may reasonably require.
         D. The Authority shall provide written notice to the Lessee within thirty (30) calendar days of its approval or disapproval of the proposed assignment or sublease. If approved, Lessee shall submit a fully executed copy of such agreement to the Authority within thirty (30) days prior to the commencement of the assignment or sublease.
         E. Notwithstanding the Authority's approval of subleases, no more than forty-nine percent (49%) of the total space within the aircraft maintenance hangar shall be under sublease at any one time, subject to the provisions of Article X herein.

         F.       If any transfer of Lessee's interest hereunder shall occur, whether or not prohibited by this
                  Article XI, the Authority may elect to collect the rental fees and other charges due pursuant to Article IV hereof from any assignee, sublessee or other transferee of Lessee and in such event shall apply the net amount collected to the rental fees and other charges payable by
                  Lessee hereunder, PROVIDED, HOWEVER, such action by the Authority shall not release Lessee from this Lease or any of its obligations hereunder.  If any transfer of interest prohibited by this Article XI shall occur without authorization of the Authority and the Authority collects rental fees and other charges from any assignee, sublessee or transferee of Lessee and applies the net amount collected in the manner described in the preceding sentence, such actions by the Authority shall not be deemed to be a waiver of the covenant contained in this
                  Article or constitute acceptance of such assignee, sublessee or other transferee by the
                  Authority.

         G. The Authority may elect in an assignment or transfer of this Lease to permit the release of the Lessee from any and all of its obligations hereunder and thereafter look solely to the assignee to perform all obligations of this Lease. Such a release of the Lessee by the Authority shall only be considered if the Authority is satisfied with the financial suitability of the assignee, the capability of the assignee to perform all obligations of Lessee under the Lease, and the absence of conflict with any other rights granted the assignee or other parties on the Airport by the Authority.

                   ARTICLE XII - TERMINATION BY THE AUTHORITY
         A. The Lessee shall be deemed to be in default hereunder upon the happening of any of the following events and subsequent failure of the Lessee to cure, or commence and diligently continue thereafter reasonable efforts to cure, the default, condition or event within thirty (30) calendar days after written notice by the Authority to the Lessee and any Leasehold Mortgagee or other financing party identified under this Lease: 1. The material failure of the Lessee to perform, keep, or observe any of the material terms, requirements, and conditions which it is obligated to perform, keep, or observe under this Lease, including the payment of rental fees and other charges due the Authority (excluding Project Rental) and the Lessee's failure to enforce provisions of tenant sublease agreements.
                2. The conduct by the Lessee of business activities on the Aircraft Maintenance Premises not authorized by this Lease or approved in writing by the Authority.
                3. The occurrence of any act by the Lessee or persons acting through the Lessee which operates to deprive the Lessee permanently of the rights, powers, and privileges necessary for the proper conduct of its rights and obligations under this Lease.

                  4.       The abandonment of the Aircraft  Maintenance Premises
                           by  the   Lessee  or   Lessee's   failure  to  pursue
                           completion  of  the  aircraft   maintenance  facility
                           within  the time  requirements  set forth in  Article
                           VI.C.
                  5.       Any event of insolvency of the Lessee, including, but
                           not  limited  to, an  assignment  for the  benefit of
                           creditors,  or the filing of a bankruptcy petition by
                           Lessee.
                  6.  Termination  by the Authority of the Lessee's  Airport Use
         Agreement  and  Premises  Lease.  B. If the Lessee is in default  under paragraph A. above, subject to the applicable provisions under
                  Article X, the Authority may exercise any of the following remedies that it, in its sole discretion, shall elect:
                  1.       The Authority may terminate this Lease in its entirety or as to any portion of the rights and premises covered hereby.  Upon termination
                           hereunder  in  its  entirety  by the  Authority,  all
                           rights,  powers,  and  privileges of the Lessee under
                           this  Lease  shall   cease,   and  the  Lessee  shall
                           immediately  vacate any and all space  occupied by it
                           under this Lease. A partial termination,  if elected,
                           shall be reasonably limited to the part of this Lease
                           affected by the default.
                  2.       If the  Lease  is  terminated  under  paragraph  A.4.
                           above,  Lessee shall, at the option of the Authority,
                           and at Lessee's  expense,  demolish and remove any or
                           all   improvements   on  the   Aircraft   Maintenance
                           Premises,  including the aircraft  maintenance hangar
                           building and other related improvements.

                  3. Upon termination as provided in paragraph B. 1. above, the Authority may by use of reasonable means reenter and take possession of the Aircraft Maintenance Premises occupied by the Lessee, by legal process, and expel, oust, and remove any and all parties who occupy any portion of the premises on the Airport covered by this Lease, and any and all other parties that may be found in or upon the Aircraft Maintenance Premises.
                  4. The Authority may, contemporaneously with termination hereunder, designate a replacement lessee to purchase, and the Lessee shall sell, its leasehold interest in the Aircraft Maintenance Premises at a cash price (the "Leasehold Purchase Price") not to exceed the amount outstanding under any Leasehold Mortgages.

                  The portion of the Leasehold Purchase Price attributable to costs that have been financed out of the proceeds of the Bonds shall be paid to or at the direction of the IDA. If the Aircraft Maintenance Premises will be leased to another entity that assumes the Lessee's obligation to pay the amount outstanding on the Bonds, the Leasehold Purchase Price attributable to costs that have been financed out of the proceeds of the Bonds shall be zero. If the Authority does not initially designate a replacement lessee to purchase the Lessee's interest, the Lessee shall have the right, provided that the Lessee maintains in good condition the Aircraft Maintenance Premises for such period, within six (6) months thereafter to sell or otherwise transfer its interest to a third party ("Buyer") acceptable to the Authority on terms and conditions which require that the Buyer assume all of the obligations of the Lessee under this Lease, commencing on the date of transfer of the Lessee's interest to the Buyer. The Authority's approval of the Buyer, which shall not be unreasonably withheld, shall be conditioned on the Lessee first meeting all payment obligations to the Authority under the terms of the Lease from the date of termination to the date of transfer of the Lessee's interest to the Buyer. In the event the Lessee is unable to sell or otherwise transfer its interest within such period, the Authority shall use its best efforts to find a purchaser and the Lessee shall be obligated to sell its interest to any purchaser identified by the Authority at the Leasehold Purchase Price.
         C. Any action or forbearance of action taken by the Authority hereunder shall not be deemed a waiver of any claim for damages that the Authority may have against the Lessee or the Lessee's assignees. The Authority shall also be entitled to maintain an action at law or in equity against the Lessee or Lessee's assignees for damages, specific performance, or other remedies available under applicable law.

                    ARTICLE XIII - TERMINATION BY THE LESSEE
         This Lease shall be subject to termination, in its entirety, by the Lessee, upon the happening of any one or more of the following events and the subsequent failure of the Authority to remove or correct the condition within the sixty (60) calendar days after written notice to the Authority:

         A. Any act on the part of the Authority, the lessor of the Authority, or any party claiming by, through, or under the Authority, which prevents or substantially and directly restricts the use of the Aircraft Maintenance Premises for a period of at least 120 consecutive days.
         B. Any acts of God, civil commotion, acts of the military power, damage to runways, or other similar causes which operate to prevent or substantially restrain use of the Airport for a period of at least 120 consecutive days.

         In no event shall the Lessee terminate this Lease without the prior written consent of the leasehold mortgagee for so long as a leasehold mortgage remains outstanding with respect to the Aircraft Maintenance Premises. In the event this Lease is terminated for reasons set forth in this Article, the Lessee shall have the same rights with respect to buyout of its leasehold interest in the Aircraft Maintenance Premises granted in Article XII herein, and shall also be entitled to maintain an action at law or in equity against the Authority for damages, specific performance, or other remedies available under applicable law.

                   ARTICLE XIV - DESTRUCTION AND IMPROVEMENTS

         A.       In the event that the Aircraft Maintenance Premises is damaged or destroyed, in whole or in part, by fire, explosion, acts of God, or any other cause, the Lessee agrees, with due diligence, to restore, repair, and rehabilitate any and all damage to the Aircraft Maintenance Premises as nearly as possible to the value and character of the facilities existing immediately prior to such damage or destruction.  If the Aircraft Maintenance Premises is not tenantable or usable by the Lessee for fifty percent (50%) or more of the building space within the Aircraft Maintenance
                  Premises, the term of this Lease shall be extended for the time required to repair or restore the
                  Aircraft Maintenance Premises to a condition existing prior to the occurrence of the damage.  The time of extension, if any, shall be computed from the date of destruction, fire, or damage to the date that a certificate of occupancy is issued certifying that the damage involved has been repaired and the facilities are ready for the use by the Lessee; PROVIDED, HOWEVER, any such extension of the term of this Lease to repair damaged facilities on the Aircraft Maintenance
                  Premises shall not extend beyond June 6, 2037.  If all or a portion of the Aircraft Maintenance
                  Premises is not tenantable during a period of restoration, the Authority shall make an equitable adjustment to the ground rental and service cost fee due the Authority in proportion to the percentage of the building space within the Aircraft Maintenance Premises that remains fit for occupancy or use.

         B.       The Lessee shall have the right to cancel and terminate this Lease during the last five (5) years of the Operating Period, if the Aircraft Maintenance Premises is damaged or destroyed by fire, explosion, acts of God, or any other cause beyond the control of the Lessee, to an extent in excess of fifty percent (50%) as determined by an independent adjuster, of the then fully insurable replacement value thereof, or to a lesser extent should the Parties hereto agree that continued use and operation of the Aircraft Maintenance Premises is not feasible.  In the event this Lease is canceled or terminated as provided for under this paragraph B., the Lessee shall pay all fees and other charges due the Authority, as provided for under Article IV herein, to the date of cancellation or termination of this Lease and shall cause the distribution of insurance proceeds in the following order:  (i) first, to pay amounts outstanding for any Bonds and/or leasehold mortgages, (ii) second, to remove debris and restore the grounds on the Aircraft
                  Maintenance Premises, (iii) third, to pay, in cash, the Authority an amount equal to the
                  Authority's interest in the replacement value of the Aircraft Maintenance Premises, and (iv) the balance, if any, to the Lessee.  The method of determining the Authority's interest in the replacement value of the Aircraft Maintenance Premises shall be calculated as the expired or amortized percentage of the Operating Period on the date the Lease is canceled or terminated times the total amount of replacement insurance proceeds available prior to distribution.  (e.g.,
                  The Lease is canceled or terminated on the first day of the twenty-sixth year of the Operating
                  Period and the replacement insurance proceeds total $15,000,000.  Therefore the amount due the
                  Authority under this example, assuming a thirty (30) year Operating Period, would be
                  .833 x $15,000,000 = $12,500,000 assuming the sum under (i) and (ii) above is $2,500,000 or less).

         C. The insurance proceeds from the policies of insurance provided by the Lessee shall be held in trust by the Leasehold Mortgagee and used for the sole purpose of repairing or replacing the damaged or destroyed Aircraft Maintenance Premises, or distributed as provided in paragraph B. above should the Lease be canceled or terminated and the Aircraft Maintenance Premises not restored.

                   ARTICLE XV - INSURANCE AND INDEMNIFICATION
         A. The Lessee shall continuously provide, maintain in force and effect, and pay all premiums for the following insurance coverage from an insurance company(s) possessing a rating of B+10 or higher from the A.M. Best Company or an equivalent rating. The Metropolitan Washington Airports Authority shall be named as an additional insured on all policies, except Worker's Compensation and, if required, Professional
                  Liability: 1. Property Insurance for the Aircraft Maintenance Premises

                           Insurance against loss or damage to all improvements constructed on the Aircraft Maintenance Premises (including all subsequent alterations, rebuilding, replacements, changes and additions thereto made by Lessee) by reason of fire, wind, smoke, vandalism, malicious mischief, riot, civil commotion and hazards and risks included with so-called "extended coverage endorsements" or "all risk." Such policies shall name the Lessee as the insured and each shall contain an endorsement in favor of the Authority and the Lessee's Leasehold Mortgagee(s) as additional insureds in a form satisfactory to the Authority and such Leasehold Mortgagee(s). The insurance shall be issued in an aggregate amount which shall not be less than the full replacement value (exclusive of paved surfaces, excavation, basements, and foundations) of all improvements erected on the Aircraft Maintenance Premises. Each insurance policy shall be in such form and content as is reasonably acceptable to the Authority and to the Lessee's Leasehold Mortgagee(s). Such policies may be in the form of blanket coverage. The policy or policies of insurance shall provide that all proceeds of such insurance shall be payable to the Lessee or Leasehold Mortgagee, in trust, to be used for the sole purpose of repairing or replacing the damaged or destroyed improvements constructed and installed on the Aircraft Maintenance Premises or distributed as provided for under Article XIV herein.
                  2.       Commercial General Liability Insurance

                           Insurance  identifying the Authority as an additional
                           insured,  and protecting the Authority and the Lessee
                           against  public  liability  in an  amount of not less
                           than  Ten  Million  Dollars  ($10,000,000)   combined
                           single   limit   (which   shall   include    umbrella
                           coverages).   Such  policy  or  policies  of  general
                           liability    shall    include     Premises-Operations
                           Liability,  Contractual  Liability,  Personal Injury,
                           and Broad  Form  Property  Damage to cover the entire
                           Aircraft  Maintenance  Premises and all activities of
                           the  Lessee,  its  tenants,  and  all  other  parties
                           authorized  by the  Lessee to use or  operate  on the
                           Aircraft Maintenance Premises.
                  3.       Comprehensive Automobile Liability Insurance
                           Insurance with a combined single limit of Ten Million
                           Dollars  ($10,000,000) for bodily injury and property
                           damage for each accident (including garage liability,
                           all automotive  equipment  owned,  operated,  leased,
                           hired, and non-owned).
                  4.       Worker's Compensation and Employer's Liability Insurance
                           Insurance  required  for the  selected  proponent  to
                           comply  with the laws of the State of  Virginia  with
                           All  States  Endorsement   Employer's   Liability  of
                           $1,000,000 for each accident/disease.
         B.       The insurance  protection  required  under this Lease shall be written with insurance  companies licensed and qualified to do business  in the  State  of  Virginia.  If in the  Authority's
                  opinion the minimum levels of insurance  herein  required have become  inadequate  during the term of this Lease,  the Lessee agrees to increase  such  minimum  levels of  insurance to the reasonable amount requested by the Authority.

         C. Each policy or certificate issued by the insurer shall contain an agreement by the insurer that the policy will not be canceled without at least thirty (30) days advance written notice of cancellation to the Authority and to the Lessee's Leasehold Mortgagee(s) and in no event shall such policies be canceled by the Lessee without the Authority's prior written consent unless proper replacement policies are then issued and available.
         D. All insurance required to be provided and maintained may be placed under the Lessee's so-called "blanket policies"; PROVIDED, HOWEVER, the insurer named in the blanket policies must certify to the Authority and to the Lessee's Leasehold Mortgagee(s) that the coverage required is separately identified and is provided within the terms of the blanket policy for the Aircraft Maintenance Premises.
         E. At least ten (10) days before the expiration date of each policy of insurance required by this Lease, the Lessee shall pay the premiums for the renewal of each of such policy or policies and within such period the Lessee shall deliver to the Authority the renewal certificates of the fire and extended risk endorsement policies, the general comprehensive general liability policies, and comprehensive automobile liability policies with an endorsement thereon marked "paid" and/or a duplicate receipt evidencing advanced payment. Certificates of insurance shall be sent to the Airport Manager, Washington Dulles International Airport, P.O. Box 17045, Washington, DC 20041.

         F.       Indemnification.  Except as provided in Article XXIX herein, the Lessee shall assume all risks
                  ---------------
                  incident to, or in connection with, the occupancy and use of the Aircraft Maintenance Premises under this Lease, and Lessee shall be solely responsible for all accidents or injuries to persons or property caused by the occupancy and use of the Aircraft Maintenance Premises. The Lessee shall indemnify, defend, and save harmless the Authority, its authorized officers, employees, agents, and representatives from any and all claims, suits, civil, criminal or administrative proceedings, losses, damages, or attorney fees, of whatsoever kind or nature, arising directly or indirectly out of or incident to the use and occupancy of the Aircraft Maintenance Premises and improvements constructed thereon or resulting from the act or omission of the Lessee, its agents, contractors, subcontractors, tenants, and employees, guests, and contractors of tenants, except to the extent caused by acts or failures to act by the Authority or its agents, employees, contractors, or licensees.
         G.       The  Authority   shall  be  responsible   for  performing  any
                  mitigating  measures  required by law or  regulation,  if any, because of the  existence of possible  wetlands  within and/or adjacent to the Aircraft  Maintenance  Premises and  requiring
                  mitigation   because  of  the  construction  of  the  aircraft
                  maintenance facility.

ARTICLE XVI - PERFORMANCE GUARANTEE AND BONDS

         The Lessee shall furnish to the Authority performance and payment bonds. The bonds, at the option of the Lessee, may be in the form of a surety bond, letter of credit, postal money order, certified cashier's check payable to the Authority, or an irrevocable letter of credit. The bonds shall be sent to the Airport Manager, Washington Dulles International Airport, P.O. Box 17045, Washington, DC 20041. These bonds shall be in the amount indicated below and conditioned on the Lessee's performance as follows:
         A.       Performance Guarantee
                  A  performance  guarantee  in  a  penal  sum  of  One  Hundred
                  Seventy-Nine Thousand Five Hundred Sixty-Three Dollars ($179,563) conditioned on the full and faithful performance by the Lessee of each and all of the covenants, agreements, and understandings as set forth in this Lease. The performance guarantee may be an annual guarantee but must be renewed annually at least thirty (30) calendar days in advance of its date of expiration. The performance guarantee amount shall be adjusted annually so that it is in the amount equal to one hundred percent (100%) of the annual ground rental and service cost fee and fifty percent (50%) of the estimated utility costs payable to the Authority. This guarantee shall be submitted to the Authority within thirty (30) calendar days of the commencement of the Operating Period.
         B.       Payment Bonds

                  Payment bonds in the amount of one hundred percent (100%) of the contract price, including the value of materials to be incorporated in the work, for the aircraft maintenance facility. The payment bonds shall be incurred by all major trade subcontractors and the Lessee shall ensure that such payment bonds collectively total one hundred percent (100%) of the contract price of the aircraft maintenance facility. These payment bonds are to assure payment to the construction contractors supplying labor and materials. The Lessee shall be required to promptly clear all liens filed against the aircraft maintenance facility, its contractors, subcontractors, material men, and workmen arising out of the performance of the construction work, and shall indemnify the Authority against all claims arising out of the performance of all such construction work. These payment bonds shall be in effect until the completion of construction and the beginning of the Operating Period.

                           ARTICLE XVII - LATE CHARGES
         A. Without waiving any other right of action available to the Authority in the event of late payment of rental fees and other charges due hereunder, late charges will be assessed for all rental fees and charges for which payment is received by the Authority after the due date. Late charges may consist of interest, penalties, and administrative charges as indicated in paragraphs B., C., and D. below.
         B. The interest charge for late payment shall be calculated as the product of the charges that are late and an interest rate per annum which is four percent (4%) higher than the "prime rate" as published in The Wall Street Journal, commencing on the date that such charges were past due, provided the Lessee shall have had at least thirty (30) days advance notice of any rental fee or other charges due the Authority under this Lease.

         C. The monthly penalty charges for late payment shall be calculated as the product of the unpaid portion of accounts more than ninety (90) calendar days past due and an interest rate of six percent (6%) per annum (or as established periodically).
         D. The administrative charge of $12 (or as established periodically) will be assessed for each month for every account past due more than thirty (30) calendar days.

                  ARTICLE XVIII - AIRPORT RULES AND REGULATIONS
         The Lessee, while exercising the rights granted under this Lease, shall observe and obey all lawful rules and regulations of the Metropolitan Washington Airports Authority not inconsistent with the rights granted the Lessee by this Lease and applied in a nondiscriminatory manner to other lessees of comparable Airport property.

                           ARTICLE XIX - COPARTNERSHIP
         It is mutually understood and agreed that nothing in this Lease is intended or shall be construed as in any way creating or establishing the relationship of copartners between the Parties hereto, or as making the Lessee an agent or representative of the Authority for any purpose or in any manner whatsoever.

                       ARTICLE XX - PARTICIPATION IN LEASE
         The Lessee agrees that no member of the Authority Board of Directors or employees of the Authority shall be admitted to any share or part of this Lease or to any benefit that may arise therefrom.

                               ARTICLE XXI - TAXES
         Lessee shall comply with all applicable taxation laws, rules, rulings, and regulations imposed by any jurisdiction with authority to tax the Lessee's income, receipts, sales, purchases, property and leasehold interest or other interests arising from this Lease. Nothing herein shall be construed to deny or limit the Lessee's right to contest in good faith the amount or validity of any tax or assessment by appropriate means.
                              ARTICLE XXII - SIGNS
         The Lessee shall not, without the prior written approval of the Authority, not to be unreasonably withheld, erect, maintain, or display any advertising, signs, posters, or similar devices at or on the Aircraft Maintenance Premises; PROVIDED, HOWEVER, that on those interior portions of the aircraft maintenance facility which are not visible from the outside, the Lessee may install directional and identification signs necessary for the facility and all such signs shall be exempt from the prior approval of the Authority.

                         ARTICLE XXIII - QUIET ENJOYMENT
         The Authority agrees that the Lessee and its subtenants shall peaceably have and enjoy the Aircraft Maintenance Premises and all rights and privileges granted under this Lease without any interruption or disturbance from the Authority as long as the Lessee pays all amounts due the Authority and performs all other obligations required under this Lease.

                 ARTICLE XXIV - RIGHT OF INSPECTION OF PREMISES
         The Authority, its authorized representatives and agents, shall have the right to view any and all of the Aircraft Maintenance Premises, at any reasonable time during normal business hours for the purpose of inspecting or performing any other act therein which may be necessary for the proper operation of the Airport; PROVIDED, HOWEVER, that the Authority will exercise its best efforts to not interfere with the Lessee's use of the Aircraft Maintenance Premises.

                         ARTICLE XXV - SAVING PROVISION
         If any provision of this Lease or the application of any provision of this Lease to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and be enforced to the fullest extent of the law.

                      ARTICLE XXVI - WAIVER OF PERFORMANCE

         The failure of either the Authority or the Lessee to insist, in any one or more instances, upon a strict performance by the other of any of the provisions, terms, covenants, reservations, conditions, or stipulations contained in this Lease, shall not be considered a waiver or relinquishment thereof, but the same shall continue and remain in full force and effect, and no waiver by either Party of any provision, term, covenant, reservation, condition, or stipulation hereunder shall be deemed to have been made in any instance unless expressed in writing and agreed to by the Parties hereto.

              ARTICLE XXVII - CERTIFICATION OF THE LESSEE'S STATUS
         The Authority agrees to execute and deliver to the Lessee and/or any other person or entity designated by the Lessee, from time to time, upon reasonable written notice by the Lessee, which notice shall state that the Lessee requires same in connection with a financing or other undertaking, a statement in writing:
                  (i) certifying that this Lease is unmodified and in full force and effect (or if there have been material modifications, that the Lease is in full force and effect as modified);
                  (ii) stating whether the Lessee is in default in the performance of any of the terms, requirements, or conditions contained in this Lease and if so, specifying the nature of such default; and
                  (iii) addressing such other reasonable matters as Lessee or any lender of Lessee may request.

                            ARTICLE XXVIII - NOTICES
         Notice to the Authority, Lessee, and any other parties designated by the Lessee provided for herein shall be sufficient if sent by certified mail, postage prepaid, and addressed to the addresses set out below or to such other address as may be designated by the party involved to the other parties in writing from time to time:

         If to the Authority, as follows:

                  Airport Manager
                  Washington Dulles International Airport
                  P.O. Box 17045
                  Washington, DC   20041

         If to the Lessee, as follows:

                  Atlantic Coast Airlines
                  Corporate Counsel
                  515A Shaw Road
                  Sterling, VA   20164

         With copies to:




If to any Leasehold Mortgagee(s), to such address as such mortgagee(s) may notify the Authority in writing from time to time.

                      ARTICLE XXIX - ENVIRONMENTAL MATTERS
         A.       Hazardous Substances, Spills, and Releases.

                  1.       Lessee shall immediately notify the Authority upon becoming aware of:  (1)  any leak, spill, release, discharge, or disposal at a reportable level or a level that could reasonably be expected to pose a threat to human health or the environment
                           (collectively, a "Material Level") of a Hazardous Substance on, under, or adjacent to the Aircraft Maintenance Premises or threat of or reasonable suspicion of any of the same; and/or (2)  any notice or communication from a governmental agency or any other person, directed to Lessee or any other person (of which Lessee has knowledge), relating to such Hazardous Substances thereon, thereunder, or adjacent thereto or any violation of any federal, state, or local Environmental Laws, with respect to the
                           Aircraft Maintenance Premises or activities thereon; and (3) any other event relating to Hazardous Substances or Environmental Laws, which event could reasonably be expected to injure the Aircraft Maintenance Premises, reduce the value of the
                           Aircraft Maintenance Premises, or impair the Lessee's ability to comply with any of its obligations under this Lease.

                  2.       In the event of a leak, spill, or release at a Material Level of a Hazardous
                           Substances on the Aircraft Maintenance Premises by the Lessee or the threat of or reasonable suspicion of the same, Lessee shall (to the extent that the Lessee or the
                           Authority is so required under applicable law, including Environmental Laws)
                           immediately undertake all emergency response necessary to contain, clean-up, and remove the Hazardous Substance and shall undertake within a reasonable time all investigatory, remedial, and/or removal action necessary or appropriate to ensure that any contamination by the Hazardous Substance is eliminated; provided, however,
                                                                                            --------  -------
                           that the Authority shall choose the waste disposal site and assume complete responsibility for arranging for the disposal of any Hazardous Substance arising from any Authority Environmental Responsibilities.  The Authority shall have the right to approve all investigatory, remedial, and removal procedures and the company(ies)
                           and/or individuals conducting said procedures; provided, however, that in the case of
                                                                          --------  -------
                           an emergency, no such prior approval shall be required.  In all other cases the
                           Authority's approval shall be deemed given three business days after the receipt of the Lessee's proposed investigatory, remedial, or removal procedures.  Within thirty days following completion of such investigatory, remedial, and/or removal action,
                           Lessee shall provide the Authority with a certificate acceptable to the Authority, stating that all such contamination has been eliminated as required by applicable
                           Environmental Laws.  The Lessee shall be responsible for any costs incurred under this Article XXIX, except that the Authority shall be responsible for any costs incurred by the Lessee under this Article, which costs arise from:  (i)  a condition on the Aircraft Maintenance Premises, existing on the date the Lessee took possession thereof, whether or not such condition was uncovered in an environmental audit or assessment and which condition is not caused by the Lessee or its employees, contractors, or agents; or (ii)  any contamination caused by the migration of
                           Hazardous Substances from any other property (not caused by the Lessee or any of its tenants, or their employees or agents); or (iii)  a leak, spill or release of a
                           Hazardous Substance on the Aircraft Maintenance Premises caused by any action or inaction of the Authority, its employees, contractors, or agent (collectively, the
                           "Authority Environmental Responsibilities").
         B.       Environmental Indemnification - Lessee

                  Lessee agrees to indemnify, save, and hold harmless the Authority from and against all removal, remediation, containment, and other costs (whenever incurred) caused by, arising out of, or in connection with the handling, storage, discharge, transportation, or disposal of Hazardous Substances, which Hazardous Substances are on the Aircraft Maintenance Premises and which handling, storage, discharge, transportation or disposal occurs after the date of legal possession of the Aircraft Maintenance Premises by the Lessee and prior to the vacation of the Aircraft Maintenance Premises by the Lessee; provided, however, this indemnity shall also cover any costs (whenever incurred) caused by, arising out of, or in connection with, the handling, storage, discharge, transportation, or disposal of Hazardous Substances, which Hazardous Substances are on the Aircraft Maintenance Premises, resulting from the acts or omissions of Lessee, or any of its tenants thereof, or their employees, representatives or agents; provided, further, this indemnity shall not cover any costs resulting from the Authority Environmental Responsibilities. Costs shall include, but not be limited to:
                  (a) claims of third parties, including governmental agencies, for damages, response costs, injunctions, or other relief; (b) the cost, expense, or loss to the Authority of any injunctive relief, including preliminary or temporary injunctive relief, applicable to the Authority or the Aircraft Maintenance
                  Premises; (c) the expense, including fees of attorneys, engineers, consultants, paralegals and experts, of reporting to any agency of the State of Virginia or the United States as required by applicable Environmental Laws and responding to the existence of said Hazardous Substances; (d) any and all expenses or obligations, including fees of attorneys' engineers, consultants, and paralegals, incurred at, before, and after any trial or appeal therefrom, or any administrative proceeding or appeal therefrom whether or not taxable as costs, including, without limitation, attorneys' and paralegal fees, witness fees (expert and otherwise), deposition costs, copying and telephone charges, and other expenses, all of which shall be paid by Lessee promptly after the Authority incurs the obligation to pay such amounts. Such damages, costs, liabilities, and expenses shall include those claimed to be owed by any regulating and administering agency. As applied to this Article the Aircraft Maintenance Premises shall be deemed to include the soil and water table thereof.
         C.       Environmental Indemnification - Authority

                  The Authority agrees to indemnify, save, and hold harmless the Lessee from and against all removal, remediation, containment, and other costs arising in connection with the Authority Environmental Responsibilities caused by, arising out of, or in connection with the handling, storage, discharge, transportation, or disposal of Hazardous Substances. Such costs shall include but not be limited to: (a) claims of third parties, including governmental agencies, for damage, response costs, injunctions, or other relief; (b) the cost, expense, or loss to the Lessee of the Aircraft Maintenance Premises; (c) the expense, including fees of attorneys, engineers, consultants, paralegals, and experts, of reporting to any agency of the State of Virginia or the United States as required by applicable Environmental Laws and responding to the existence of said Hazardous Substances; (d) any and all expenses or obligations, including fees of attorneys' engineers, consultants, and paralegals, incurred at, before, and after any trial or appeal therefrom or any administrative proceeding or appeal therefrom, whether or not taxable as costs, including, without limitation, attorneys' and paralegal fees, witness fees (expert and otherwise), deposition costs, copying and telephone charges, and other expenses, all of which shall be paid by the Authority promptly after the Lessee incurs the obligation to pay such amounts. Such damages, costs, liabilities, and expenses shall include those claimed to be owed by any regulating and administering agency. As used in this Article, the Aircraft Maintenance Premises shall be deemed to include the soil and water table thereof.
         D. Definitions. For purposes of this Article XXIX the following words and phrases shall have the following meanings:
                  "Environmental Law" shall mean any Federal, state, or local law, rule, regulation, code, order, ordinance, statute, or decision related to Hazardous Substances.

                  "Hazardous Substances" shall mean (i) any substances defined as hazardous materials, pollutants, contaminants, toxic substances or related materials as now or hereinafter defined in any applicable Federal, state, or local law, regulation, ordinance, or directive, including, but not limited to, the Resource Conservation and Recovery Act of 1976 (42 U.S.C.
                  Sections 6901 et. seq.); the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by SARA (42 U.S.C. Section 9601, et. seq.); the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et. seq.); the Toxic Substances Control Act (15 U.S.C. Section 2601, et. seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601, et. seq.); the Clean Water Act (33 U.S.C. Section 7412 et. seq.); as any such acts may be amended, modified, or supplemented; (ii) those substances listed or otherwise identified in the regulations adopted and publications issued, as may be amended, modified, or supplemented, pursuant to any of the above-referenced statutes; (iii) any friable asbestos, airborne asbestos, or any substance the presence of which on the Aircraft Maintenance Premises is prohibited by any Environmental Law of any governmental authority or which may give rise to an assessment of a governmental authority; and (v) any other substance which by any Environmental Law of any governmental authority requires special handling in its collection, storage, treatment, or disposal.

                       ARTICLE XXX - FEDERAL REQUIREMENTS
         A.       Relationship to Federal Lease
                  This Lease shall be and remain subordinate to the provisions of the lease between the United States Department of Transportation and the Authority (the "Federal Lease"). The Authority agrees to provide Lessee and any Leasehold Mortgagee written advance notice of any amendments to the Federal Lease that materially affect the terms of this Lease. At any time after execution of this Lease, the United States Department of Transportation, or its successor, shall have the right to declare this Lease to be superior to the Federal Lease.

         B.       Other Government Agreements
                  This Lease shall be and remain subordinate to the provisions of any existing or future agreements between the Authority and the United States government or other governmental authority, relative to the operation or maintenance of the Airport, the execution of which has been or will be required as a condition to the granting of federal or other governmental funds for the development of the Airport, to the extent that the provisions of any such existing or future agreements are generally required by the Untied States or other governmental authority of other civil airports receiving such funds. The Authority agrees to use its best efforts to notify Lessee and Leasehold Mortgagee of any provision of which the Authority becomes aware which would materially and adversely modify the material terms of this Lease.
         C.       Federal Government's Emergency Clause
                  All provisions of this Lease shall be subordinate to the rights of the United States of America to operate the Airport or any portion thereof during time of war or declared national emergency in accordance with established lawful procedures. Such rights shall supersede any provision of this Lease that is inconsistent with the operation of the Airport by the United States of America during a time or war or national emergency.

         D.       Nondiscrimination
                  Lessee for itself, its personal representatives, successors in interest, and assigns, as part of the consideration hereof, does hereby agree as a covenant running with the land that (i) no person on the grounds of race, color or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of the Aircraft Maintenance Premises; (ii) in the construction of any improvements on, over, or under the Aircraft Maintenance Premises and the furnishing of services thereon, no person on the grounds of race, color or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination.
         E.       Airport Certification
                  Lessee shall not operate the Aircraft Maintenance Premises in a manner that prevents or impairs the Authority's ability to be in, and maintain, compliance with FAA regulation 14 CFR
                  Part 139, "Certification and Operations: Land Airports Serving Certain Air Carriers," and other requirements for obtaining and maintaining, an Airport Operating Certificate from the FAA.

         IN WITNESS WHEREOF, the Parties hereto have executed this Lease as of the day and year shown below.

         METROPOLITAN WASHINGTON AIRPORTS AUTHORITY



         By
                  James A. Wilding
                  General Manager and
                  Chief Executive Officer

         Date


         ATLANTIC COAST AIRLINES



         By


         Title


         Date

                             SECRETARY'S CERTIFICATE
         I, , certify that I am the Secretary of the corporation named as the Lessee herein; that who signed this Lease on behalf of the corporation, was then of said corporation; that said Lease was duly signed for and on behalf of said corporation by authority of its governing body and is within the scope of its corporate powers.

                                                                         (Corporate Seal)
                  (Secretary's Signature)

COMMONWEALTH OF VIRGINIA)
                                     ) ss.:
COUNTY OF LOUDOUN              )

         I,                                                    , a notary public in and for the State and
            ---------------------------------------------------
County aforesaid, do certify that                                                       , whose name, as
                                  ------------------------------------------------------
                                        of                                                       , is signed
to the writing above, bearing date on the           day of                                    , has
acknowledged the same before me in my County aforesaid.

         Given under my hand and official seal this           day of                                    .



                  Notary Public


COMMONWEALTH OF VIRGINIA)
                                     ) ss.:
COUNTY OF LOUDOUN              )

         I,                                            , a notary public in and for the Commonwealth and
County aforesaid, do certify that                                                , whose name, as
                                               , of METROPOLITAN WASHINGTON AIRPORTS AUTHORITY, is signed to
the writing above, bearing date on the        day of
                               , has acknowledged the same before me in my County aforesaid.

         Given under my hand and official seal this           day of                             .

         My term of office expires on the           of                                .





                  Notary Public

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